                                                                    Exhibit 10.1









                MASTER CORPORATE GUARANTY OF SERVICE AGREEMENTS

                                    BETWEEN

                     CARESOUTH HOME HEALTH SERVICES, INC.

                                      AND

                                AMEDISYS, INC.


* INDICATES INFORMATION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIALITY TREATMENT REQUEST. ASTERISKS APPEAR ON PAGES 2, 6, 17, 21, 42 AND 44 OF THIS EXHIBIT 10.1. APPROXIMATELY FOUR PAGES OF TEXT HAVE BEEN OMITTED.



                               November 2, 1998

                               TABLE OF CONTENTS

1       DEFINITIONS.........................................................  1

2       GUARANTY............................................................  4

3       NATURE OF UNDERTAKING...............................................  4

4       DURATION OF UNDERTAKING; TERM.......................................  4

5       DEALINGS WITH AFFILIATES............................................  5

6       RIGHTS AGAINST GUARANTOR............................................  5

7       ELECTION OF REMEDIES................................................  5

8       SUBSTITUTE PERFORMANCE..............................................  6

9       CONFIDENTIALITY.....................................................  6

10      SUPPORT SERVICES....................................................  6

11      CONSOLIDATED FEE STRUCTURE..........................................  *

12      TRANSITION MANAGEMENT AND IMPLEMENTATION SERVICES................... 10

13      TAXES............................................................... 10

14      REMEDIES............................................................ 11

15      GENERAL............................................................. 12

SIGNATURES.................................................................. 15

EXHIBIT A:   DESCRIPTION OF AGENCIES................................... Annexed
EXHIBIT B:   FORM OF ASA's............................................. Annexed

STATE OF GEORGIA
COUNTY OF BIBB

                MASTER CORPORATE GUARANTY OF SERVICE AGREEMENTS

     THIS MASTER CORPORATE GUARANTY OF SERVICE AGREEMENTS ("Agreement" or "Guaranty Agreement") is made and entered into as of the 2/nd/ day of November, 1998, by and between CARESOUTH HOME HEALTH SERVICES, INC. a Georgia corporation (hereafter referred to as "CareSouth") and AMEDISYS, INC., a Delaware for-profit corporation (hereinafter referred to as "Guarantor").

                                   RECITALS:

     WHEREAS, Amedisys, Inc. and a number of its Affiliates and subsidiaries have entered into separate Agency Service Agreements (hereafter an "ASA" or "ASA's") with CareSouth for the provision of professional services for home health care agencies owned, operated or managed by Amedisys, Inc. and its Affiliates (the "Agencies"), which services CareSouth also provides to other third parties;

     WHEREAS, CareSouth and Amedisys, Inc. have agreed to a pricing structure for said ASA's and the rendering of services thereunder which relies on the cumulative annual visit volume of all of the ASA's for Amedisys, Inc. and all of its Affiliates and subsidiaries;

     AND WHEREAS, Amedisys, Inc. agrees to act as Guarantor of each and every separate ASA as an inducement to CareSouth to enter into the ASA's for each Agency with Amedisys, Inc. and each of its Affiliates and subsidiaries, respectively;

     NOW, THEREFORE, in consideration of the promises contained herein, the parties agree as follows:

1 DEFINITIONS. Unless otherwise expressly stated herein, the following terms shall have these meanings ascribed to them below:

1.1 "Affiliate" of a person shall mean (a) any person or entity which directly or indirectly, is in control of, is controlled by, or under common control with, such person or entity or (b) any person who is a director or officer (i) of such person or entity, (ii) of any subsidiary of such person or entity or (iii) of any person or entity described in clause (a) above. The Guarantor and CareSouth agree that as of the Execution Date of this Agreement all of those entities listed on Exhibit "A" annexed hereto are Affiliates of Guarantor. For purposes of this definition, control of a person shall mean the power, direct or indirect, (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such persons or entities, or the ability of a person or entity to appoint a majority of the directors of such person or entity, or (ii) to direct or cause the direction of the management and policies of such person or entity whether by contract or otherwise; provided, however, in no event shall any person or entity providing management or other similar services to Customer or CareSouth be deemed to be an Affiliate of Customer or CareSouth, as the case may be.

1.2 "Agency" shall mean any medicare-certified home health care agency owned (in whole or in part) by, operated (in whole or in part) by, or managed under contract (in whole or in part) by the Guarantor and/or its Affiliates, including each Agency described and listed on Exhibit
          "A", hereto.   However, "Agency" shall not include businesses for the
          rendering or delivery of ancillary health services such as home infusion therapy, home medical equipment or supply, private-duty nursing, or ambulatory or out-patient care facilities and services.

1.3 "Agreement" or "Guaranty Agreement" shall have the meaning set forth in the preamble above.

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1.4       "ASA" shall refer to the Agency Service Agreement in substantially the form attached hereto as Exhibit "B" which Guarantor will cause or shall have caused each of its Affiliates to execute in favor of CareSouth with respect to each Agency.

1.5 "Breach" shall mean that event when a representation, warranty, covenant, obligation (including payment of fees), or other provision of this Agreement, or any instrument delivered pursuant to this Agreement, will be deemed to have occurred if there is or has been (a) any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision, or (b) any claim (by any Person) or other occurrence or circumstance that is or was inconsistent with such representation, warranty, covenant, obligation, or other provision, and the term "Breach" means any such inaccuracy, breach, failure, claim, occurrence, or circumstance.

1.6       "CareSouth" shall have the meaning set forth in the preamble above.

1.7 "Confidential Information" shall mean (i) with respect to Guarantor, data and information relating to the Business of the Agency (which does not rise to the status of a Trade Secret) which is or has been disclosed to CareSouth or its Affiliates or of which CareSouth or its Affiliates became aware as a result of its relationship with Guarantor pursuant to this Agreement and which has value to Guarantor and its Affiliates and is not generally known to its competitors; and (ii) with respect to CareSouth, form and terms of this Agreement, the data and information relating to its business (which does not rise to the status of a Trade Secret) which is or has been disclosed to Guarantor or its Affiliates or of which Guarantor or its Affiliates became aware as a result of its relationship with CareSouth pursuant to this Agreement and which has value to CareSouth and its Affiliates and is not generally known to its competitors. Confidential Information shall not include any data which has been voluntarily disclosed to the public by Guarantor or CareSouth, as the case may be (except where public disclosure has been made by Guarantor or CareSouth, as applicable, without authorization) or that has been independently developed and disclosed by others or that otherwise enters the public domain through lawful means. The provisions of this Agreement restricting the use of Confidential Information shall survive for a period of two (2) years following termination or expiration of this Agreement.

1.8 "Customer" shall mean collectively or individually the Obligor on any respective ASA with respect to an Agency, whether Amedisys, Inc. or any of its Affiliates.

1.9 "Day" shall mean a calendar day unless specifically designated otherwise.

1.10 "Effective Date" shall mean the date upon which the parties mutually agree the terms of this Agreement become legally binding, which date shall be November 2, 1998.

1.11 "Governmental Regulations" shall mean any and all federal, state and local laws, statutes, rules, regulations, orders, and ordinances relating to the Business of the Agency, applicable to the Agency or to which the Agency is subject.

1.12 "Liabilities" or "Liability" shall mean without limitation, all liabilities, indebtedness, and obligations of Amedisys, Inc. and/or any of its Affiliates to CareSouth, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due,

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          contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now or hereafter existing, or held or to be held by CareSouth for its own account or as agent for another or others, whether created directly, indirectly, or acquired by assignment or otherwise, including but not limited to all extensions or renewals thereof, and all sums payable under or by virtue thereof, including without limitation, all amounts of principal and interest, all expenses (including reasonable attorney's fees and cost of collection) incurred in the collection thereof or the enforcement of rights thereunder (including without limitation, any liability arising from failure to comply with state or federal laws, rules, whether arising in the ordinary course of business or otherwise.

1.13 "Obligor" shall collectively and individually mean, Amedisys, Inc. and each of its Affiliates and Agencies which enter into ASA's in favor of CareSouth.

1.14 "Private Duty Visits" shall mean a patient visit (excluding "Visits"), or an episode of personal contact, or one single encounter with a patient, rendered by the staff of one or more of Obligor's Agencies, or others under arrangement with the Obligor's Agencies where that patient visit is billable (but without respect to whether Obligor or the Agency is ultimately reimbursed or paid, in whole or in part for said visit), excluding, however, any Visits as defined at Section 1.21 hereof.

1.15 "Provided Services" shall have the same meaning as "Provided Services" in each respective ASA.

1.16 "Software System" shall mean the software and software modules and functions described in each ASA.

1.17 "Term" shall mean the full term of this Agreement, including the Initial Term and any extensions or additional Terms.

1.18 "Transition Period" shall mean that period from November 2, 1998 through February 28, 1999 during which time CareSouth and Guarantor, and each of its Affiliates with respect to an Agency, shall jointly engage in transition management and implementation activity to enable CareSouth to perform in accordance with the terms and conditions of each ASA.

1.19 "Total Cumulative Annual Visits" shall be determined in each month of this Agreement for Visits under any ASA with CareSouth by (a) adding the Total Cumulative Annual Visit volume experience Contract Year-to-date (based on a single Contract Year) and dividing by the number of months of experience; and (b) multiplying the foregoing result by 12; provided, however, that the initial contract year shall mean November 2, 1998 through December 31, 1999. For purposes of this definition, "Contract Year" or "CY" shall mean from January 1 through December 31 of a given year, except where specifically provided otherwise.

1.20 "Trade Secrets" shall mean information related to the business of the disclosing party or its Affiliates which (a) derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts by the disclosing party or its Affiliates that are reasonable under the circumstances to maintain its secrecy or confidentiality, including without limitation
          (1) marking any information reduced to tangible form clearly and conspicuously with a legend identifying its confidential or proprietary nature; (2) identifying

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          any oral presentation or communication as confidential immediately before, during or after such oral presentation or communication, or
          (3) otherwise treating such information as confidential. Assuming the criteria in clauses (a) and (b) above are met, Trade Secrets includes, but is not limited to, technical and nontechnical data related to the designs, programs, devices, methods, techniques, drawings, processes, inventions, finances, actual or potential Guarantors and suppliers, research, development, existing and future products, and employees of the disclosing party and its affiliates. Trade Secrets also includes information which has been disclosed to CareSouth or Guarantor or its respective Affiliates by a third party which CareSouth or Guarantor or its respective Affiliates, as the case may be, is obligated to treat as confidential. The provisions of this Agreement restricting the use of Trade Secrets shall survive termination or expiration of this Agreement for so long as is permitted by the Delaware Uniform Trade Secrets Act, 6 Del. C. (S)(S) 2001 to 2009.

1.21 "Visit" shall mean a patient visit (excluding Private-Duty Visits), or an episode of personal contact, or one single encounter with a patient, rendered by the staff of one or more of Obligor's Agencies, or others under arrangement with the Obligor's Agencies, where that Visit is billable (but without respect to whether Obligor or the Agency is ultimately reimbursed or paid, in whole or in part for said visit), including: (i) for the purpose of providing Medicare or Medicaid covered "home health services" as defined in 42 C.F.R.
          Section 409.40 et. seq. or as defined by the Medicare "Home Health Agency Manual", HIM-11 Section 218.1; or (ii) for the purpose of providing covered home health services as defined in other applicable Medicare or Medicaid manuals and general instructions, now or hereafter adopted or as amended or recodified from time to time or any substitute or successor statutes or regulations.

2 GUARANTY. The Guarantor absolutely and unconditionally guarantees to CareSouth and its Affiliates the full, faithful and prompt payment by itself and each of its Affiliates under the ASA's, individually and collectively, together with interest thereon, as well as full compliance with each and every obligation under the terms each ASA and documents executed by the any Affiliate or any Agency in connection with an ASA, and compliance by Guarantor and its Affiliates with the requirement to execute an ASA (and related agreements) now and hereafter during the Term hereof, in the same manner and with like effect as if the Guarantor were a principal party to such ASA, including but not limited to, all costs and expenses, including attorney's fees, incurred by CareSouth connection with the collection of Fees pursuant to each ASA or other obligation of the Affiliate or Agency to CareSouth or its Affiliates. CareSouth absolutely and unconditionally guarantees to Customer performance of its obligations under each ASA. There are no conditions precedent to the enforceability of this Agreement after its Effective Date.

3 NATURE OF UNDERTAKING. The liability of the Guarantor under this Guaranty Agreement shall be absolute, continuing, irrevocable, and unconditional. The Guarantor intends to guaranty, at all times, the payment or performance of all of the obligations due to CareSouth under each respective ASA. The undertakings of Guarantor hereunder are independent of the Liabilities and Obligations of any Affiliate or Agency and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, whether or not an action is brought against the Affiliate or Agency or to realize upon the security for the Liabilities and/or obligations, whether or not Affiliate or Agency is joined in any such action or actions, and whether or not notice is given or demand is made upon the Affiliate or Agency. No payments made upon the obligations due to CareSouth shall be held to discharge or diminish the liability of the Guarantor for any and all remaining or succeeding

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     obligations due to CareSouth. All obligations which the Guarantor undertakes to pay hereunder shall be paid in lawful money of the United States of America.

4 DURATION OF UNDERTAKING; TERM. This Guaranty Agreement shall take effect upon receipt by CareSouth without the necessity of any acceptance by CareSouth, and shall continue in full force and effect until payment in full to CareSouth of the any and all amounts, including both fees, and reimbursable expenses, principal and interest, which is due, or may become due, to CareSouth under any of the ASA's, individually or collectively, shall have been made and payment or performance in full or all obligations due to CareSouth by Obligors under the terms of any ASA shall have been made and payment or performance in full of all obligations due to the CareSouth by the Guarantor under the terms of this Guaranty Agreement shall have been made (the "Term"). In the event that Guarantor intends to sell to a third party all or substantially all of its assets associated with Obligor's collective home health care agency activities, upon written notice to CareSouth of Guarantor's intent to sell the same, the parties (including the proposed Purchaser(s)) shall negotiate in good faith for an early termination of this Agreement and of each ASA in a fashion which will equitably compensate and benefit the parties by protecting their economic benefits and commitments relating to, or arising out of, the delivery and/or receipt of performance hereunder for each contract's Term.

5 DEALINGS WITH AFFILIATES. The Guarantor authorizes CareSouth to deal with the Agencies and Affiliates and their sureties, endorsers, and other guarantors, in any manner in which CareSouth sees fit in connection with any obligations or indebtedness of the Agencies and/or Affiliates under the ASA's to CareSouth without any further consent or authorization from the Guarantor being necessary. Specifically, but without limiting the power of CareSouth, CareSouth may extend the time for payment of any indebtedness one or more of the Agencies and/or Affiliates; CareSouth may release or agree not to sue any Agency or Affiliate or their sureties, endorsers, or other guarantors on any terms CareSouth chooses; Consistent with the terms of the ASA's CareSouth may sue or fail to sue the Agency or Affiliate upon any overdue indebtedness or may realize or neglect to realize upon any collateral held in connection therewith; all of the foregoing without the necessity of any consent from the Guarantor and without affecting the Guarantor's Liability under this Guaranty Agreement.

6 RIGHTS AGAINST GUARANTOR. Except to the extent that CareSouth is required to give notice of default to the Guarantor pursuant to any ASA or hereunder, the Guarantor hereby expressly waives presentment, protest, demand, or notice of any kind, including notice of nonpayment of any of Affiliate's or Agencies' indebtedness or of any collateral thereto and notice of any action or nonaction on the part of any Affiliate or Agency, the Guarantor, or any surety, endorser, or other guarantor. Upon the occurrence of any default under the terms of any of the ASA's, individually or collectively, and a failure by the respective Obligor to cure the same within any applicable notice period, CareSouth shall then and there be entitled to immediate payment by the Guarantor of the full amount of the indebtedness and obligations due to CareSouth or its Affiliates under the ASA, and CareSouth shall, in the CareSouth's sole discretion, have the right to proceed first and directly against the Guarantor to collect such amount under this Guaranty Agreement without first proceeding against the Agency or Affiliate, or any surety, endorser, or other guarantor and without foreclosing upon or selling or otherwise disposing of any collateral CareSouth may have as security for any of the Affiliate's or Agency's indebtedness. Failure of CareSouth assert its rights immediately to payment or so to proceed shall not relieve the Guarantor of the Guarantor's obligations under this Guaranty Agreement or in any sense constitute a waiver. CareSouth shall have the right to demand and collect from the Guarantor all or any portion of the Affiliates' or Agencies' indebtedness and obligations guaranteed hereunder and failure of CareSouth at any time to demand from the Guarantor or to proceed to collect

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     from the Guarantor the full amount of such indebtedness from the Guarantor shall not preclude CareSouth from later demanding or proceeding to collect from the Guarantor any remaining indebtedness covered by this Guaranty Agreement. In any action or suit against the Guarantor to enforce this Guaranty Agreement, CareSouth, should it prevail, shall be entitled to recover from the Guarantor, in addition to costs and disbursements allowed by law, reasonable attorneys' fees, charges and interest outstanding for CareSouth's attorney's fees in such action or suit.

7 ELECTION OF REMEDIES. Upon the occurrence of a default under the terms of any of the ASA's and a failure by the respective Affiliate or Agency or the Guarantor to cure the same within any applicable notice period, CareSouth may elect to enforce this Guaranty Agreement, proceed against any collateral held or pursue any other available remedy in any order or manner as the CareSouth may, in the CareSouth's sole discretion, elect. If CareSouth elects to sell or otherwise dispose of any collateral and if the amount realized by CareSouth upon such sale or disposition is insufficient to fully satisfy the obligations and indebtedness guaranteed in this Guaranty Agreement, CareSouth shall be entitled to recover the deficiency from the Guarantor even if CareSouth could not recover such deficiency from the Affiliate or Agency.

8 SUBSTITUTE PERFORMANCE. CareSouth hereby agrees to accept performance by the Guarantor of any obligation of the Affiliate or Agency pursuant to any ASA, and prior to any default, prior to the lapse of any period for the cure of default, or subsequent to default (but not otherwise than as required by reason of such default) as if such performance were tendered by the Affiliate or Agency.

9 CONFIDENTIALITY. CareSouth agrees to treat all records and other Confidential Information of Customer confidentially and CareSouth on behalf of itself and its employees agrees to keep confidential Customer's Confidential Information (as defined herein). Customer on behalf of itself and its employees agrees to keep all information with respect to the CareSouth's Software System, Confidential Information (as defined herein) and Trade Secrets confidential; provided, however, that if either party is required to produce any such Confidential Information or Trade Secrets, where applicable, by order of any government agency or other regulatory body it may, upon not less than five (5) days (unless the applicable law or Governmental Regulations require a more expedited response in which case the notice shall be reasonable under the circumstances) written notice to the other party, release the required information.

10 SUPPORT SERVICES. During the Term of this Agreement, CareSouth shall maintain a satellite office in Baton Rouge, Louisiana for purposes of providing a liaison between Customer and CareSouth and to perform billing functions for Customer's Agencies in Louisiana, Texas, and Oklahoma as well as possible future business in said region. With respect to the billing functions described above, if at the end of nine (9) months from the effective date of this Agreement and thereafter, CareSouth has met the performance criteria for the billing requirements contained in the ASAs as reasonably determined by Amedisys, CareSouth may upon ninety (90) days written notice to Amedisys elect to cease only the billing functions in the satellite office, but shall in all events maintain the liaison activities with respect to said office.

11   CONSOLIDATED FEE STRUCTURE*

12 TRANSITION MANAGEMENT AND IMPLEMENTATION SERVICES. CareSouth shall provide such transition management and implementation services during the Transition Period as set forth in Exhibit E annexed hereto. The Obligors shall cooperate in good faith to provide CareSouth and its employees and representatives sufficient information, communication, input and assistance as may

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     be required for CareSouth to prepare for, deliver, and implement transition management and implementation services.

13 TAXES. Guarantor shall, in addition to the other amounts payable under this Agreement, pay all taxes, federal, state, or otherwise, however designated, which are levied or imposed by reason of the license or purchase of software under this Agreement. Without limiting the foregoing, Guarantor shall promptly pay to CareSouth an amount equal to any such items actually paid or required to be collected or paid by CareSouth.

14   REMEDIES.

     14.1 Upon the failure of Guarantor to fulfill its duty to pay all Liabilities and perform and satisfy all obligations as required hereunder (a "Default"), CareSouth shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law, and without limiting the generality of the foregoing, CareSouth may, at its option and without notice or demand: (a) declare any past Liability due and payable at once; (b) take possession of any collateral pledged by Obligor or Guarantor wherever located, and sell, resell, assign, transfer and deliver all or any part of said collateral of Obligor or Guarantor at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith CareSouth may impose reasonable conditions upon any such sale, and CareSouth, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said collateral to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of Obligor or Guarantor whatsoever; and (c) set-off against any or all liabilities of Guarantor all money owed by CareSouth or any of its agents or affiliates in any capacity to Guarantor whether or not due, and also set-off against all other Liabilities of Guarantor to CareSouth all money owed by CareSouth in any capacity to Guarantor, and if exercised by CareSouth, CareSouth shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

     14.2 In addition, in the event of Default hereunder, CareSouth may (in addition to any rights or remedies granted it by law or by other provisions of this Agreement) take one or more of the following actions at CareSouth's option: (a) Terminate this Agreement or any given ASA, without prejudice to any right or claim by CareSouth for the arrears of fees, if any, or for damages on account of any other Breach of this Agreement, and declare the Fee payments (including any unaccrued minimum monthly fees for the remaining Term) for the entire Term of this Agreement, or any given ASA to be immediately due and payable; (b) CareSouth may terminate any Obligor's rights under the ASA and the Licensing Agreement and any other agreement between CareSouth and Obligor; or (c) CareSouth may exercise any and all other rights accorded to it by law or under this Agreement which are not inconsistent with the above. Notwithstanding anything to the contrary herein, termination or expiration of any ASA shall not release Guarantor and/or Obligor from its obligation to pay any sum which may be due and owing to CareSouth for services rendered under this Agreement or any ASA prior to termination or expiration, and such obligations shall survive termination or expiration.

     14.3 All of the rights accorded to CareSouth in Section 14 or in any other section of this Agreement in case of Breach or default by Guarantor or any Obligor shall be cumulative. None of them shall be construed or deemed to be an election by CareSouth that diminishes,

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          extinguishes or bars any other legal remedy or right provided in this
          Agreement. Furthermore, no right, power, or remedy conferred upon or reserved to CareSouth hereunder is intended to be exclusive of any other right, power, or remedy, but each and every such right, power, and remedy shall be cumulative and concurrent and shall be in addition to any other right, power, and remedy given hereunder, or now or hereafter existing at law, in equity, by contract, or by statute. Failure to exercise any right given herein or by law to CareSouth shall not be construed as a waiver of any such right. CareSouth shall be under no obligation to mitigate its damages hereunder. It is agreed by Customer that the rights accorded to CareSouth herein are intended solely as liquidated damages payable to CareSouth in event of default by Customer, it being agreed by both parties that the actual damage that would be suffered by CareSouth in case of default by Customer would be difficult to accurately ascertain and the measure of damages contained herein is a reasonable estimate of said damages.

15        GENERAL.


15.1      Notices.   All notices, consents, invoices, approvals and the like
          required under any of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) if personally delivered, upon receipt, (b) if sent by overnight courier (such as Federal Express), upon delivery to the addressee, or (c) or by facsimile at the numbers listed below, or (d) if sent by U.S. Mail registered or certified, return receipt requested, with sufficient postage affixed thereto, three days after being mailed, addressed as follows:

          (i)  If to CareSouth to:

               CareSouth Home Health Services, Inc.
               577 Mulberry Street, 12/th/ Floor
               Macon, Georgia 31201
               ATTN.: Ronald B. Conners, PhD., President/CEO
               Facsimile: (912) 752-0752

               with a copy to:

               Rick W. Griffin, Esq., General Counsel
               CareSouth Home Health Services, Inc.
               577 Mulberry Street, 12/th/ Floor
               Macon, Georgia 31201
               FAX: (912) 752-0785

          (ii) If to Guarantor to:

               William F. Borne
               Chairman of the Board and CEO
               Amedisys, Inc.
               3029 South Sherwood Forest Blvd
               Suite 250
               Baton Rouge, LA 70816
               Facsimile:   (504) 292-8163

F:\WP51\AMEDISYS\CARESOU\GUA2.wpd: October 23, 1998 (9:52AM)
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  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

                                 MASTER CORPORATE GUARANTY OF SERVICE AGREEMENTS
--------------------------------------------------------------------------------


               with a copy to:

               Michael D. Lutgring, Esq.
               General Counsel
               Amedisys, Inc.
               3029 South Sherwood Forest Blvd
               Suite 250
               Baton Rouge, LA 70816
               Facsimile:   (504) 292-8163

          or to such other address as such party shall specify in writing to the other party hereto.

15.2 Amendment; Entire Agreement. This Agreement may be modified or amended only by a writing executed by the parties hereto. This Agreement and any and all instruments and documents to be delivered hereunder constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated herein, and supersedes all prior understandings, agreements or prior versions of this Agreement between the parties relating to the subject matter hereof, except where noted herein.

15.3 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, successors and assigns.

15.4 Controlling Law: Jurisdiction. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

15.5 Time of Essence. TIME IS THE ESSENCE in the performance of this Agreement by each party hereto.

15.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

15.7 Construction. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party who itself or through its agents prepared the same, it being agreed that the parties hereto and their respective agents have participated in the preparation hereof.

15.8 Dispute Resolution. Any material dispute between the parties arising under this Agreement which is not resolved by good faith negotiation (including, without limitation, any issues concerning whether dispute may be submitted by either party to mediation or is subject to mediation) shall first be submitted to non-binding mediation in Birmingham, Alabama. Completion of said mediation shall be a condition precedent and jurisdictional prerequisite to any civil or Court action or other proceeding involving any dispute arising under or relating to this Agreement. The costs of mediation shall be borne equally by the parties.

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  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

                                 MASTER CORPORATE GUARANTY OF SERVICE AGREEMENTS
--------------------------------------------------------------------------------


15.9 Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

15.10 Third Party Beneficiaries. Nothing in this Agreement will be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or with respect to this Agreement.

15.11 Status of Relationship. It is understood and agreed that the parties to this Agreement are independent contractors and nothing herein shall be construed to establish a partnership or joint venture relationship between the parties. Each party has sole responsibility for the payment of each of its employee's wages, payroll taxes and benefits. By virtue hereof, neither party assumes, directly or by implication, the debts, obligations, taxes or liabilities of the other party.

15.12 Authority and Approvals. The parties hereto agree and stipulate that the undersigned have the authority to bind their principals without further action or notice whatsoever.

15.13 Cost of Enforcement. The parties hereto agree that in the event either party is required to bring an action to enforce the terms of this Agreement, the prevailing party shall be entitled to reasonable costs associated therewith, including reasonable attorney's fees.

     IN WITNESS WHEREOF, the parties hereto have signed this agreement the date and year first written above by their duly authorized representative.

[Signatures on following page]

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

                                 MASTER CORPORATE GUARANTY OF SERVICE AGREEMENTS
--------------------------------------------------------------------------------




     For CareSouth:  CARESOUTH HOME HEALTH SERVICES, INC.



               By:  //s//Ronald B. Conners
                    Ronald B. Conners, PhD., President/CEO



               Attest:  //s// Rick W. Griffin
                        Rick W. Griffin, Secretary



     [Corporate Seal]





     For Guarantor: AMEDISYS, INC.




               By:  //s// William F. Borne
                    William F. Borne,  CEO



               Attest: //s// Michael Lutgring
                       Michael Lutgring, Secretary




     [Corporate Seal]


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  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

             EXHIBIT A      TO MASTER CORPORATE GUARANTY AGREEMENT


                                   EXHIBIT A
                          DESCRIPTION OF THE AGENCIES


AGENCY                                  STATUS          ADDRESS                               CITY            ST          ZIP
CONTACT                                 PHONE           FAX                     HOSPITAL                                  PROV #
===================================================================================================================================
Columbia Homecare Selma                 Parent          1792 Highway 14 East                  Selma           AL            36701
Karan Hollis                            334-875-4663    334-875-3654            Columbia Four Rivers Medical Center         01-7320
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Demopolis             Branch          1060 Bailey Drive                     Demopolis       AL            36732

Ann Rasberry                            334-269-5030    334-289-8828            Columbia Four Rivers Medical Center         01-7320
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Huntsville            Parent          2905 Westcorp Blvd., Suite 119        Huntsville      AL            35805

Kate Jones                              205-539-4453    205-533-4166            Columbia Medical Center of Huntsville       01-7039
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Homecare Regional              Parent          474 S. Court Street, Suite 120        Montgomery      AL            36104

Sue Hall                                334-832-4663    334-265-2880            Columbia Regional Medical Center            01-7319
-----------------------------------------------------------------------------------------------------------------------------------

Healthfield Services of Middle Georgia  Parent          2490 Riverside Drive                  Macon           GA            31204

September Carter                        912-743-5769    912-741-0939            Columbia Coliseum Medical Centers           11-7093
-----------------------------------------------------------------------------------------------------------------------------------

Clinical Arts Home Care Services, Inc.  Parent          9144 Hwy. 278 East                    Covington       GA            30014

Betty Belcher                           770-787-1796    770-787-6743            Columbia Northlake Regional Medical Center  11-7065
----------------------------------------------------------------------------------------------------------------------------------
Central Home Health Care                Parent          8483 Hospital Drive                   Douglasville    GA            30134

Brenda Sutton                           770-942-1609    770-942-2632            Columbia Parkway Medical Center             11-7050
----------------------------------------------------------------------------------------------------------------------------------
Central Home Health Care                Branch          150 Carnegie Place, Suite 102         Fayetteville    GA            30214

Pam Huffman                             770-719-9155    770-719-2441            Columbia Parkway Medical Center             11-7050
----------------------------------------------------------------------------------------------------------------------------------
Central Home Health Care                Branch          519 Forest Parkway, Suite 100         Forest Park     GA            30050

Margaret Davis                          404-361-1118    404-361-0688            Columbia West Paces Medical Center          11-7039B

----------------------------------------------------------------------------------------------------------------------------------
Central Home Health Care                Branch          12 Felton Place, Suite E              Cartersville    GA            30120

Sharon Oxford                           770-382-4702    770-382-5347            Columbia West Paces Medical Center          11-7039B

----------------------------------------------------------------------------------------------------------------------------------
Central Home Health Care                Branch          1000 Hurricane Shoals Rd.,            Gwinnett/        GA           30043

                                                        Bldg. C, Suite 100                    Lawrenceville
Pam Smith                               770-995-7802    770-995-8019            Dunwoody Medical Center                     11-7026
----------------------------------------------------------------------------------------------------------------------------------
Central Home Health Care                Branch          495 Winn Way, Suite 100               Decatur          GA           30030

Kathy Collier                           404-296-0805    404-296-7215            Dunwoody Medical Center                     11-7026
----------------------------------------------------------------------------------------------------------------------------------
Tugaloo Home Health Agency              Parent          11929 Augusta Road                    Lavonia          GA           30553
Ruthanne Irvin                          706-356-8480    706-356-4594            Lanier Park Hospital                        11-7036
----------------------------------------------------------------------------------------------------------------------------------
Tugaloo Home Health Agency              Branch          8000 Rock Quarry Road Ext.            Toccoa           GA           30577

Barbara Lambert                         706-886-5442    706-886-7300            Lanier Park Hospital                        11-7036
----------------------------------------------------------------------------------------------------------------------------------

Tugaloo Home Health Agency              Branch          1048 North Main Street                Clayton          GA           30525
Martha Oakley                           706-782-4982    706-782-7357            Lanier Park Hospital                        11-7036
----------------------------------------------------------------------------------------------------------------------------------
Tugaloo Home Health Agency              Sub-Unit        1856-14 Thompson Bridge Road          Gainesville      GA           30501
Lou Haynes                              770-532-2013    770-532-4177            Lanier Park Hospital                        11-7305
----------------------------------------------------------------------------------------------------------------------------------
North Georgia Home Health Agency        Parent          1875 Fant Drive                       Ft. Oglethorpe   GA           30742

Elizabeth Robinson                      706-861-5940    706-861-1237            Redmond Regional Medical Center             11-7028
----------------------------------------------------------------------------------------------------------------------------------
North Georgia Home Health Agency        Branch          600 South Commerce Street             Summerville      GA           30747

Kathy Daniel                            706-857-7433    706-857-5184            Redmond Regional Medical Center             11-7028
----------------------------------------------------------------------------------------------------------------------------------

North Georgia Home Health Agency        Branch          610 South Glenwood Avenue             Dalton           GA           30721
Tracy Hooper                            706-226-1170    706-226-2103            Redmond Regional Medical Center             11-7028
----------------------------------------------------------------------------------------------------------------------------------

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                                    PAGE 12

  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

             EXHIBIT A      TO MASTER CORPORATE GUARANTY AGREEMENT


AGENCY                                  STATUS          ADDRESS                               CITY            ST          ZIP
CONTACT                                 PHONE           FAX                     HOSPITAL                                  PROV #
===================================================================================================================================
Coosa Valley Home Health                Parent          1 State Mutual Drive, Suite 102       Rome             GA           30165
Renee Webb                              706-291-8867    706-235-6514            Redmond Regional Medical Ctr.               11-7041
----------------------------------------------------------------------------------------------------------------------------------
Coosa Valley Home Health                Branch          401 N. Main Street, P.O. Box 226      Cedartown        GA           30125
Glenda Swafford                         770-748-9318    770-748-9898            Redmond Regional Medical Ctr.               11-7041
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Parent          202 Rue Iberville #101                Lafayette        LA           70506

Keith Guirdry                           318-234-0988    318-234-1079
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Acadiana              Parent          3849 I-49 Service Road South          Opelousas        LA           70570
Bridgette McDowell                      318-942-1514    318-942-1204            Columbia Doctors' Hospital of Opelousas     19-7263
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Dauterive             Parent          117 Iberia Street                     New Iberia       LA           70560

Sherri Robarge                          318-365-0540    318-365-9531            Dauterive Hospital                          19-7459
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Parent          5309 Bayou Rapides Road               Alexandria       LA           71306

Ann Roberson                            318-442-3100    318-445-4407
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Parent          10473 Old Hammond, Ste 200            Baton Rouge      LA           70816
Mike Ginn                               504-201-9022    504-2010822
----------------------------------------------------------------------------------------------------------------------------------
Amedisys/Precision                      Parent          10473 Old Hammond, Ste 100            Baton Rouge      LA           70816
Valerie Banker                          504-928-2183    504-928-2155
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Branch          1201 Derek St. # 2                    Hammond          LA           70403
Ann Thomas                              504-542-6946    504-542-7358
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Branch          107 North Theard St.                  Covington        LA           70433
Ann Thomas                              504-867-9320    504-867-9326
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Parent          748 Bayou Pines East, #A              Lake Charles     LA           70601
Deloris Parnell                         318-436-7044    318-436-7046
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Parent          4327 Sterlington Rd                   Monroe           LA           71203
Martez Robinson                         318-324-0681    318-324-1014
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Northwest             Parent          816 Benton Road                       Bossier City     LA           71111
Steve Peters                            318-742-4026    318-742-4273            Columbia Springhill Medical Center          19-7226
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Northwest             Branch          1110 B Doctors Drive                  Springhill       LA           71075

Steve Peters                            318-539-1017    318-539-1057            Columbia Springhill Medical Center          19-7226
----------------------------------------------------------------------------------------------------------------------------------
Tulane Home Health                      Parent          1440 Canal Street, Suite 1191         New Orleans      LA           70112
Susan Pate                              504-587-2190    504-585-7161            Tulane University Hospital and Clinic       19-7143
----------------------------------------------------------------------------------------------------------------------------------
Columbia Lakeland Homecare              Branch          6010 Bullard, Suite 204               New Orleans      LA           70128
Sue Clites                              504-244-1689    504-243-2492            Lakeland Medical Center                     19-7046
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Branch          502 Rue Desante, #101                 La Place         LA           70068
Janice Williams                         504-651-4663    504-651-7468
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare North Carolina        Parent          1101 Weaver Dairy Road                Chapel Hill      NC           27514
Linda Sutherin                          919-929-7149    919-929-1610            Raleigh Community Hospital                  34-7030
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare North Carolina        Parent          3400 Wake Forest Rd.                  Raleigh          NC           27609
Christine Davila                        919-954-3005    919-954-3052            Raleigh Community Hospital                  34-7188
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Oklahoma Southwestern Parent          1930 N.W. Ferris, Suite 9             Lawton           OK           73506
Lee Fite, RN                            580-353-3332    580-353-4840            Columbia Southwestern Medical Center        37-7053
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Oklahoma              Parent          1418 E. 71st Street, Suite D          Tulsa            OK           74136
Cheryl Lacey                            918-599-1600    918-631-8026            Columbia Tulsa Regional Medical Center      37-7210
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Oklahoma              Parent          204 West Blue Starr Drive             Claremore        OK           74017
Cherry Kelley                           918-341-9255    918-342-4520            Columbia Wagoner Hospital                   37-7180
----------------------------------------------------------------------------------------------------------------------------------

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                                    PAGE 13

  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

             EXHIBIT A      TO MASTER CORPORATE GUARANTY AGREEMENT


AGENCY                                  STATUS          ADDRESS                               CITY            ST          ZIP
CONTACT                                 PHONE           FAX                     HOSPITAL                                  PROV #
===================================================================================================================================
Columbia Homecare Oklahoma              Branch          430 South Wilson                      Vinita           OK           74301
Terri Higgins                           918-256-7593    918-256-3498            Columbia Wagoner Hospital                   37-7180
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Oklahoma-West         Parent          7508 N. Broadway Ext., Suite 110      OK City          OK           73116
Jim Garner                              405-842-7608    405-848-5135            Columbia Edmond Medical Center              37-7032
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Oklahoma-West         Branch          601 W. 3rd, P.O. Box 762              Elk City         OK           73648
Velta Morlan                            405-225-0413    405-225-5625            Columbia Edmond Medical Center              37-7032
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Oklahoma-West         Branch          221 W. Main, P.O. Box 374             Hydro            OK           73048
LaQuita Harris, RN, BSN                 405-774-1152    405-774-0260            Columbia Edmond Medical Center              37-7032
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Parent          500 Monta Vista, Ste 4B               Ada              OK           74820
Barbra Buck                             580-436-0551    580-436-1470
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Parent          4870 S. Lewis Ave., Suite 120         Tulsa            OK           74105
Marilyn Hooper                          918-744-4733    918-744-5421
----------------------------------------------------------------------------------------------------------------------------------
Columbia Hospice Oklahoma               Branch          5807 S. Garnett, Suite E              Tulsa            OK           74146
Bill Westmoreland                       918-249-8111    918-249-9106            Freestanding                                N/A
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Oklahoma              Branch          P.O. Box 707                          Hominy           OK           74035
Nancy Ray                               918-885-6231    918-885-6233            Columbia Tulsa Regional Medical Center      37-7210
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Parent          309 Main Street                       Gore             OK           74435
Stephanie Six                           918-489-5474    918-489-5475
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Branch          110 W Maple                           Stillwell        OK           74960
Ava Brannon                             918-696-4666    918-696-6302
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Branch          3233 S. Muskogee                      Tahlequah        OK           74464
Francis Unger                           918-456-8056    918-456-8092
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Hendersonville        Parent          130 Imperial Blvd.                    Hendersonville   TN           37075
Amy Corso, RN                           615-824-6060    615-264-0814            Columbia Hendersonville Hospital            44-7206
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Carthage              Branch          132 Gordonsville Hwy.                 Carthage         TN           37030

Pam Ross, RN                            615-735-1630    615-735-9863            Columbia Hendersonville Hospital            44-7206
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Portland              Branch          121 Village Drive, Suite 201          Portland         TN           37148
Betsy Napier, RN                        615-325-0131    615-325-4261            Columbia Hendersonville Hospital            44-7206
----------------------------------------------------------------------------------------------------------------------------------
Superior Home Health Care               Parent          2528 Wesley Street, Suite 1           Johnson City     TN           37601
of East Tennessee
Teresa Bolling                          423-952-2340    423-952-2313            Columbia Indian Path Medical Center         44-7422
----------------------------------------------------------------------------------------------------------------------------------

Superior Home Health Care               Branch          1241 Volunteer Parkway,               Bristol          TN            37621
of East Tennessee                                       400 Executive Park
Betty Elswick                           423-968-2004    423-968-2209            Columbia Indian Path Medical Center         44-7422

----------------------------------------------------------------------------------------------------------------------------------
Superior Home Health Care               Branch          1920 Brookside Drive, Suite 2         Kingsport        TN            37660
of East Tennessee
Betty Elswick                           423-392-5188    423-392-5185            Columbia Indian Path Medical Center         44-7422

----------------------------------------------------------------------------------------------------------------------------------
Superior Home Health Care               Branch          103 E. Jackson Street, Suite 200      Gate City        VA            24251
of East Tennessee
D.D. Miller                             423-386-2200    423-392-5185            Columbia Indian Path Medical Center         44-7422

----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Tennessee             Parent          6080 Shallowford Rd., Suite 109       Chattanooga      TN           37421
Mary Hogg                               423-490-1100    423-490-1111            Columbia Parkridge Medical Center           44-7156
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Tennessee             Branch          744 Tell Street, P.O. Box 1309        Athens           TN           37303
Beth Free                               423-744-8404    423-744-3590            Columbia Parkridge Medical Center           44-7156
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Tennessee             Branch          520 Copper Country Plaza 64E,         Ducktown         TN           37326
                                                        P.O. Box 10
Cindy Ritchie                           423-496-3369    423-496-5912            Columbia Parkridge Medical Center           44-7156
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Tennessee             Branch          159 Omni Drive                        McMinnville      TN           37110
Hershey Glenn                           615-473-6627    423-622-0516            Columbia Parkridge Medical Center           44-7156
----------------------------------------------------------------------------------------------------------------------------------

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                                    PAGE 14

  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

             EXHIBIT A      TO MASTER CORPORATE GUARANTY AGREEMENT


AGENCY                                  STATUS          ADDRESS                               CITY            ST          ZIP
CONTACT                                 PHONE           FAX                     HOSPITAL                                  PROV #
===================================================================================================================================
Columbia Homecare Tennessee             Branch          7971 Rhea County Highway              Dayton           TN           37321
Mary Gadd                               423-775-5263    423-775-7062            Columbia Parkridge Medical Center           44-7156
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Tennessee             Branch          P.O. Box 190, Pikeville               Pikeville        TN           37367
                                                        Clinic Basement
Peggy Taylor                            423-447-6841    423-267-9839            Columbia Parkridge Medical Center           44-7156
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Tennessee             Branch          1019 Elm Avenue                       South Pittsburg  TN           37380
Wilma Martin                            423-837-0923    423-837-0921            Columbia Parkridge Medical Center           44-7156
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Tennessee             Parent          118 North Jefferson Street            Winchester       TN           37398
Sherry Taylor                           931-962-4663    931-962-4251            Columbia Southern Tennessee Medical Center  44-7238
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Dickson               Parent          117 Hwy. 70 East                      Dickson          TN           37055
Susan Brink                             615-441-1365    615-446-8109            Horizon Medical Center                      44-7437
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Ashland               Branch          108 South Main Street, Suite 7        Ashland City     TN           37015
Donna Mixon                             615-792-7760    615-792-7476            Horizon Medical Center                      44-7437
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Livingston            Parent          315 Oak Street                        Livingston       TN           38570
Barbara Winningham                      931-823-2050    931-823-1338            Livingston Regional Hospital                44-7260
----------------------------------------------------------------------------------------------------------------------------------
Columbia Homecare Southern Hills        Parent          230 Cumberland Bend, Suite D          Nashville        TN           37228
Judy Anthony                            615-313-7400    615-313-7410            Southern Hills Medical Center               44-7121
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Parent          2300 Hwy 365                          Nederland        TX           77627
Nancy Thain                             409-729-6308    409-721-6299
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Parent          3000 Weslayan St. #305                Houston          TX           77027
Jennifer O'Brien                        713-877-8801    713-621-2042
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Parent          2505 Turtle Creek, #150               Dallas           TX           75219
Janice Green                            214-520-8732    214-520-8253
----------------------------------------------------------------------------------------------------------------------------------
Amedisys                                Parent          1800 Judson Rd. #500                  Longview         TX           75605
Pam Poppy                               903-753-1850    903-753-0152
----------------------------------------------------------------------------------------------------------------------------------

F:\WP51\AMEDISYS\CARESOU\GUA2.wpd: October 23, 1998 (9:52AM)
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                                    PAGE 15

  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

              EXHIBIT B    TO MASTER CORPORATE GUARANTY AGREEMENT





                                   EXHIBIT B
                                 FORM OF ASA's



               =================================================

                            AGENCY SERVICE AGREEMENT

                                    BETWEEN

                      CARESOUTH HOME HEALTH SERVICES, INC.

                                      AND

                            A HOME HEALTH CO,  INC.

               =================================================

                  A HOME HEALTH AGENCY; PROVIDER NOS. 99-99999
                             LOCATED IN CITY, STATE



                                November 2, 1998


F:\WP51\AMEDISYS\CARESOU\GUA2.wpd: October 23, 1998 (9:52AM)
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                                    PAGE 16

  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

              EXHIBIT B    TO MASTER CORPORATE GUARANTY AGREEMENT



                               TABLE OF CONTENTS

             RECITALS................................................................  1

             DEFINITIONS.............................................................  1

             OBLIGATIONS OF CARESOUTH AND CUSTOMER...................................  4
             2.1   Engagement of CareSouth; Authority................................  4
             2.2   Appointment.......................................................  4
             2.3   Services To Be Performed by CareSouth/Customer's Obligations......  5
             2.4   Duty of Care......................................................  5
             2.5   Indemnification...................................................  6
             2.6   Confidentiality...................................................  7
             2.7   Data Ownership....................................................  8
             2.8   Transition Upon Termination.......................................  8

             FEES AND PAYMENT; TERM..................................................  *

             SOFTWARE LICENSE........................................................  9
             4.1   License...........................................................  9
             4.2   Software Maintenance and Support.................................. 10

             COMPUTER EQUIPMENT...................................................... 10
             5.1   Computer Facility of CareSouth.................................... 10
             5.2   Computer Facility of Customer..................................... 10
             5.3   Telecommunications and Other Recurring Charges.................... 10

             GENERAL................................................................. 10
             6.1   Customer Default.................................................. 10
             6.2   CareSouth Default................................................. 11
             6.3   Conditions Precedent to CareSouth's Obligations................... 12
             6.4   Limitation of Warranties and Remedies............................. 12
             6.5   Notices........................................................... 13
             6.7   Time of Essence................................................... 14
             6.8   Counterparts...................................................... 14
             6.9   Construction...................................................... 14
             6.10  Dispute Resolution................................................ 14
             6.11  Partial Invalidity................................................ 15
             6.12  Third Party Beneficiaries......................................... 15
             6.13  Assignment........................................................ 15
             6.14  Access to Books and Records....................................... 15
             6.15  Status of Relationship............................................ 16
             6.16  Authority and Approvals........................................... 16

SIGNATURES........................................................................... 19
EXHIBIT A:     LIST OF AGENCIES
EXHIBIT B-1:   PROVIDED SERVICES
EXHIBIT B-2:   CUSTOMER'S RESPONSIBILITY AND OBLIGATIONS
EXHIBIT C:     FORM OF LICENSING AGREEMENT
EXHIBIT D:     FORM OF SOFTWARE MAINTENANCE AND SUPPORT AGREEMENT
EXHIBIT E:     TRANSITION MANAGEMENT AND IMPLEMENTATION

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STATE OF GEORGIA
COUNTY OF BIBB

                            AGENCY SERVICE AGREEMENT
                              (HOME HEALTH AGENCY)

     THIS SERVICE AGREEMENT ("Agreement") is made and entered into as of the ______ day of _______________, 1998, by and between CARESOUTH HOME HEALTH SERVICES, INC. a Georgia corporation (hereafter referred to as "CareSouth") and _________________________, INC (hereinafter referred to as "Customer").

                                    RECITALS

     WHEREAS, Customer currently, or intends in the future, to own and operate Medicare-certified home health agencies (hereafter individually an "Agency" and collectively "The Agencies"); and

     WHEREAS, CareSouth has a system of computer programs (the "Software System") designed to provide billing, payroll, collections, and cost reporting data processing services for the Agencies, which services CareSouth also provides to other third parties; and

     WHEREAS, Customer desires to obtain a license of CareSouth's Software System, and to receive from CareSouth billing, payroll, collections, and cost reporting data processing services for home health care agencies;

     NOW, THEREFORE, in consideration of the promises contained herein, the parties agree as follows:

1 DEFINITIONS. Unless otherwise expressly stated herein, the following terms shall have these meanings ascribed to them below:

1.1 "Effective Date" shall mean the date upon which the parties mutually agree the terms of this Agreement become legally binding, which date shall be November 2, 1998, but it is contemplated that delivery of Provided Services shall begin on November 16, 1998.

1.2 "Affiliate" of a person shall mean (a) any person or entity which directly or indirectly, is in control of, is controlled by, or under common control with, such person or entity or (b) any person who is a director or officer
     (i) of such person or entity, (ii) of any subsidiary of such person or entity or (iii) of any person or entity described in clause (a) above. For purposes of this definition, control of a person shall mean the power, direct or indirect, (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such persons or entities, or the ability of a person or entity to appoint a majority of the directors of such person or entity, or (ii) to direct or cause the direction of the management and policies of such person or entity whether by contract or otherwise; provided, however, in no event shall any person or entity providing management or other similar services to Customer or CareSouth be deemed to be an Affiliate of Customer or CareSouth, as the case may be.

1.3 "Agency" shall mean the medicare-certified home health care agency owned (in whole or in part) by, operated (in whole or in part) by, or managed under contract which Agency is described and listed on Exhibit "A", hereto. However, "Agency" shall not include businesses for the rendering or delivery of ancillary health services such as home infusion therapy, home medical equipment or supply, or ambulatory or out-patient care facilities and services.

1.4  "Agreement" shall have the meaning set forth in the preamble above.

1.5 "Breach" shall mean that event when a representation, warranty, covenant, obligation (including payment of fees), or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been (a) any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision, or (b) any claim (by any Person) or other occurrence or circumstance that is or was inconsistent with such representation, warranty, covenant, obligation, or other provision, and the term "Breach" means any such inaccuracy, breach, failure, claim, occurrence, or circumstance.

1.6  "CareSouth" shall have the meaning set forth in the preamble above.

1.7 "Conditions of Participation" or "COPs" shall mean the Medicare Conditions of Participation for Home Health Agencies now set forth at 42 C.F.R. (S)(S) 484.1, et seq., as amended or recodified from time to time or any substitute or successor regulations.

1.8 "Confidential Information" shall mean (i) with respect to Customer, data and information relating to the Business of the Agency (which does not rise to the status of a Trade Secret) which is or has been disclosed to CareSouth or its Affiliates or of which CareSouth or its Affiliates became aware as a result of its relationship with Customer pursuant to this Agreement and which has value to Customer and its Affiliates and is not generally known to its competitors; and (ii) with respect to CareSouth, form and terms of this Agreement, the data and information relating to its business (which does not rise to the status of a Trade Secret) which is or has been disclosed to Customer or its Affiliates or of which Customer or its Affiliates became aware as a result of its relationship with CareSouth pursuant to this Agreement and which has value to CareSouth and its Affiliates and is not generally known to its competitors. Confidential Information shall not include any data which has been voluntarily disclosed to the public by Customer or CareSouth, as the case may be (except where public disclosure has been made by Customer or CareSouth, as applicable, without authorization) or that has been independently developed and disclosed by others or that otherwise enters the public domain through lawful means. The provisions of this Agreement restricting the use of Confidential Information shall survive for a period of two (2) years following termination or expiration of this Agreement.

1.9  "Day" shall mean a calendar day unless specifically designated otherwise.

1.10 "Force Majeur" means any cause beyond the reasonable control of a party, including but not limited to an act of God, act or omission of civil or military authorities of a state or nation, fire, strike, flood, riot, war, delay of transportation, or inability due to any of these causes to provide or obtain necessary labor, materials, or facilities.

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             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

1.11 "Governmental Regulations" shall mean any and all federal, state and local laws, statutes, rules, regulations, orders, and ordinances relating to the Business of the Agency, applicable to the Agency or to which the Agency is subject, including without limitation the Conditions of Participation and the Manuals.

1.12 "MCGS Agreement" shall mean that certain Master Corporate Guaranty of Service Agreements dated November 2, 1998, and any amendments thereto, by and between CareSouth and Amedisys, Inc.

1.13 "Private Duty Visits" shall mean a patient visit (excluding Visits), or an episode of personal contact, or one single encounter with a patient, rendered by the staff of one or more of Obligor's Agencies, or others under arrangement with the Obligor's Agencies where that patient visit is billable (but without respect to whether Obligor or the Agency is ultimately reimbursed or paid, in whole or in part for said visit), excluding, however, any Visits as defined at Section 1.18 hereof.

1.14 "Software System" shall mean the software and software modules and function described in Exhibit "C" annexed hereto.

1.15 "Term" shall mean the full term of this Agreement, including the Initial Term and any extensions or additional Terms.

1.16 "Transition Period" shall mean that period from November 2, 1998 through February 28, 1999, during which time CareSouth and Customer shall jointly engage in Transition Management and Implementation activity (as further described in Exhibit "E" annexed hereto) to enable CareSouth to perform in accordance with the terms and conditions of this Agreement.

1.17 "Trade Secrets" shall mean information related to the business of the disclosing party or its Affiliates which (a) derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and
     (b) is the subject of efforts by the disclosing party or its Affiliates that are reasonable under the circumstances to maintain its secrecy or confidentiality, including without limitation (1) marking any information reduced to tangible form clearly and conspicuously with a legend identifying its confidential or proprietary nature; (2) identifying any oral presentation or communication as confidential immediately before, during or after such oral presentation or communication, or (3) otherwise treating such information as confidential. Assuming the criteria in clauses (a) and (b) above are met, Trade Secrets includes, but is not limited to, technical and nontechnical data related to the designs, programs, devices, methods, techniques, drawings, processes, inventions, finances, actual or potential customers and suppliers, research, development, existing and future products, and employees of the disclosing party and its affiliates. Trade Secrets also includes information which has been disclosed to CareSouth or Customer or its respective Affiliates by a third party which CareSouth or Customer or its respective Affiliates, as the case may be, is obligated to treat as confidential. The provisions of this Agreement restricting the use of Trade Secrets shall survive termination or expiration of this Agreement for so long as is permitted by the Delaware Uniform Trade Secrets Act, 6 Del. C. (S)(S) 2001 to 2009.

1.18 "Visit" shall mean a patient visit (excluding Private-Duty Visits), or an episode of personal contact, or one single encounter with a patient, rendered by the staff of one or more of Obligor's Agencies, or others under arrangement with the Obligor's Agencies, where that Visit is billable (but without respect to whether Obligor or the Agency is ultimately reimbursed or paid, in whole or in part for said visit), including but without limitation: (i) for the purpose of providing Medicare or Medicaid covered "home health services" as defined in 42 C.F.R. Section 409.40 et. seq. or as defined by the Medicare "Home Health Agency Manual", HIM-11 Section 218.1; or (ii) for the purpose of providing covered home health services as defined in other applicable Medicare or Medicaid manuals and general instructions, now or hereafter adopted or as amended or recodified from time to time or any substitute or successor statutes or regulations.

2    OBLIGATIONS OF CARESOUTH AND CUSTOMER

     2.1 Engagement of CareSouth; Authority. Subject to the terms and conditions of this Agreement, the Customer hereby engages CareSouth to provide the below-described services (hereafter the "Provided Services") for Customer's Agency, and CareSouth hereby accepts such engagement by the Customer. Notwithstanding the provision of such Provided Services by CareSouth to the Customer, the ultimate responsibility for authority over the governance, management, and operations of Customer's Agency and Customer's business shall remain at all times with the Customer and Customer's executive management team, including responsibility and authority for determining and monitoring the Agency and CareSouth's performance under this Agreement for compliance with
              (a) the policies and procedures adopted by the Customer with respect to the Agency from time to time; and (b) all applicable Governmental Regulations, including, without limitation the Conditions of Participation. Customer assumes full responsibility for maintaining Agency's own records of patient services and historical financial records actually received from CareSouth under this Agreement and for documenting the continuing need and cost effectiveness of the Services provided under this Agreement.

2.2 Appointment. CareSouth shall keep the data records of the activity of Customer in the operation of the Agency for each of the Provided Services, consistent with the requirements set forth herein. CareSouth warrants and represents that its services for Customer shall be in accordance with the customary industry standards, and enable compliance by the Agency with respect to record-keeping with all presently existing applicable Governmental Regulations.

2.3  Services To Be Performed by CareSouth/Customer's Obligations.

     2.3.1 CareSouth shall perform the services as set forth in Exhibit "B-1", attached hereto, (collectively referred to herein as the "Provided Services") which will include:

     2.3.1.1 Professional Services of billing (inclusive of claims submission), cost reporting services, payroll, and collections; and

     2.3.1.3  Software License and Software Maintenance and Support.


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             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT


     2.3.2 The Customer's obligations and responsibilities shall include those responsibilities as set forth in Exhibit "B-2" attached hereto, and shall include, but without limitation, good faith cooperation with CareSouth in providing the access, data, and information, necessary for CareSouth to perform in accordance with the terms and conditions of this Agreement.

     2.3.3 It is understood that for the Service Agreement to succeed, the Customer and Customer's employees should acquire a knowledge of the Licensed Software and should make efficient training available to all of Customer's representatives to enable the proper use of the Software Systems, reporting mechanisms, and transmission of data and records to CareSouth. CareSouth shall provide, without additional fees to Customer, during the Transition Period the types and frequency of training for Customer's employees of the Agency as set forth in Exhibit "B-1"; provided, however, such training shall include be limited to those modules or versions of the Software installed during the Transition Period, and said training shall be provided at CareSouth's Augusta, Georgia center, or such other remote locations as reasonably requested by Customer, and furnished with adequate computers and classroom space at Customer's expense. After the lapse of the Transition Period, all training shall be provided solely at CareSouth's Augusta, Georgia center and no additional fees shall be charged by CareSouth for said training; provided, however, Customer shall bear its own costs and expenses with respect to its employees being trained.

     2.3.4 Additionally, the Customer shall provide suitable hardware equipment and maintenance and repairs and replacements for equipment of the Customer used on the Customer's premises for the capture, communication and transmission to and receipt by CareSouth of data and other information hereunder. The Customer shall be solely responsible for all communications equipment and telephone line costs between Customer and CareSouth's data processing center, inclusive with one-time site preparation and installation cost and monthly recurring costs, which amounts and communication costs are not included in the fees paid to CareSouth hereunder.

     2.3.5 CareSouth shall provide for the Agency those Software Maintenance and Support services as outlined in Section 4.2 hereof.

2.4 Duty of Care. CareSouth shall not be liable for damage, loss of data, delays and errors occurring by reason of circumstances beyond its reasonable control or force majeur. CareSouth shall use reasonable care to minimize the likelihood of all damage, loss of data, delays, and errors resulting from an uncontrollable event, and should such damage, loss of data, delays or errors occur, CareSouth shall use its best efforts to mitigate the effects of such occurrence.

2.5  Indemnification.

     2.5.1 Customer shall indemnify and hold harmless CareSouth and its Affiliates (including their directors, officers, employees, and agents, individually and collectively) from and against any and all claims, liabilities, damages, fines, penalties, taxes, costs and expenses, including reasonable attorneys' fees and expenses, court costs, and costs of settlement, which any such party may suffer, sustain or become subject to as a result of the negligent, willful, or reckless conduct or willful failure to act (including, without limitation, misrepresentation, fraud, willful misconduct) of Customer, or its directors, officers, employees or agents in the operation of the Agency's business or the performance of Customer's obligations hereunder by reason of Customer's and its Agency's participation in the Medicare or Medicaid program, or by reason of the application of Governmental Regulations.

     2.5.2 CareSouth shall indemnify, defend, and hold harmless Customer (including its directors, officers, employees and agents, individually and collectively) from and against any and all claims, liabilities, damages, fines, penalties, taxes, costs and expenses, including reasonable attorneys' fees and expenses, court costs and costs of settlement, which any such party may suffer, sustain or become subject to as a result of the negligent, willful, or reckless conduct or willful failure to act (including, without limitation, misrepresentation, fraud, willful misconduct) of CareSouth, or its directors, officers, employees or agents in the performance of CareSouth's obligations hereunder.

     2.5.3 Notice of Claim for Indemnification. If any person or entity has reason to believe that he, she, or it has suffered or incurred (or has a reasonable belief that he, she, or it will suffer or incur) any loss (an "Indemnity Loss") subject to indemnity hereunder, such person or entity shall so notify the indemnifying party promptly in writing describing such loss or expense, the amount thereof, if known, and the method of computation of such Indemnity Loss, all with reasonable particularity. If the nature of the Indemnity Loss set forth in the notice does not involve any third party claim, and if the indemnifying party does not respond to the indemnified party in writing contesting the existence or amount of any Indemnity Loss within sixty (60) days after delivery of such notice, then such indemnifying party shall be obligated to pay, in cash or certified funds, the amount of the Indemnity Loss set forth in such notice to the indemnified party.

     2.5.4 Defense of Third Party Claims. If the nature of the Indemnity Loss set forth in the notice involves any claim, suit, or proceeding that is made or instituted against an indemnified party which, if prosecuted successfully, would be a matter for which the indemnified party is entitled to indemnification under this Agreement (a "Third Party Claim"), the obligations and liabilities of the parties hereunder with respect to such Third Party Claim shall be subject to the following terms and conditions:

           2.5.4.1 The indemnified party shall give the indemnifying party written notice of any such claim promptly after receipt by the indemnified party of actual notice thereof, and the indemnifying party will undertake the defense thereof by representatives of its own choosing reasonably acceptable to the indemnified party. The assumption of the defense of any such claim by the indemnifying party shall be an acknowledgment by the indemnifying party of its obligation to indemnify the indemnified party with respect to such claim hereunder. If, however, the indemnifying party fails or refuses to undertake the defense of such claim within ten
                    (10) days after written notice of such claim has been given to the indemnifying party by the indemnified party, the indemnified party shall have the right to undertake the defense, compromise and settlement of such claim with counsel of its own choosing. In the circumstances described in the preceding sentence, the indemnified party shall, promptly upon its assumption of the defense of such claim, make an indemnification claim as specified above.





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             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

          2.5.4.2 The indemnifying party and indemnified party shall cooperate with each other in all reasonably respects in connection with the defense of any Third Party Claim, including making available records relating to such claim and furnishing, without expense to the indemnifying party, management employees of the indemnified party as may be reasonably necessary for the preparation of the defense of any such claim or for testimony as witness in any proceeding relating to such claim.

     2.5.5 Settlement of Third Party Claims. No settlement of a Third Party Claim involving the asserted liability of indemnifying party under this Section 2.5 shall be made without the prior written consent by or on behalf of indemnifying party, which consent shall not be unreasonably withheld or delayed. Consent shall be presumed in the case of settlements of $20,000 or less where the indemnifying party has not responded within ten (10) business days of notice of a proposed settlement. In the event of any dispute regarding the reasonableness of a proposed settlement, the party that will ultimately bear the larger financial loss resulting from such settlement shall make the final determination in respect thereto, which determination shall be final and binding on all involved parties.

     2.5.6 Survival. The obligations of the parties under this Section 2.5 shall survive termination or expiration of this Agreement.

2.6 Confidentiality. CareSouth agrees to treat all records and other Confidential Information of Customer confidentially and CareSouth on behalf of itself and its employees agrees to keep confidential Customer's Confidential Information (as defined herein). Customer on behalf of itself and its employees agrees to keep all information with respect to CareSouth's Software and system, Confidential Information (as defined herein)and Trade Secrets confidential; provided, however, that if either party is required to produce any such Confidential Information or Trade Secrets, where applicable, by order of any government agency or other regulatory body it may, upon not less than five (5) days (unless the applicable law or Governmental Regulations require a more expedited response in which case the notice shall be reasonable under the circumstances) written notice to the other party, release the required information.

2.7 Data Ownership. CareSouth agrees that all records, data, files, and other data received, computed, developed, used, and/or stored pursuant to this Agreement are the exclusive property of Customer and that all such records and other data shall be furnished without additional charge, except for actual processing costs, to Customer in the then customary format and medium available machine readable form immediately upon termination of this Agreement for any reason whatsoever. Furthermore, upon Customer's request at any time or times while this Agreement is in effect, CareSouth shall immediately deliver to Customer at Customer's sole expense, any or all of the data and records held by CareSouth pursuant to this Agreement, in the machine readable form in the then customary format and medium.

2.8 Transition Upon Termination. In the event this Agreement terminates for any reason, the parties will, in good faith, cooperate to transition the delivery of services so as not to disrupt the operation of the Agency.

3    FEES AND PAYMENT; TERM.*

3.3 Term. This Agreement shall extend for a five (5) year term commencing upon the Effective Date.

3.4 Taxes. Customer shall, in addition to the other amounts payable under this Agreement, pay all taxes, federal, state, or otherwise, however designated, which are levied or imposed by reason of the license or purchase of software under this Agreement. Without limiting the foregoing, Customer shall promptly pay to CareSouth an amount equal to any such items actually paid or required to be collected or paid by CareSouth. *

4    SOFTWARE LICENSE.

4.1 License. CareSouth will grant to Customer, and Customer accepts from CareSouth, a non-exclusive and non-transferable license to use the Software System (the "License"), in accordance with the terms and conditions of a separate Licensing Agreement in the form attached hereto as Exhibit "C", which License shall expire without further action by CareSouth upon any termination of this Agreement or Termination of the MCGS Agreement. Customer acknowledges that it has enjoyed full and complete access to inspect, test and review the Software System and has independently determined that the Software System is acceptable to Customer and will meet the specifications and requirements of this Agreement.

4.2 Software Maintenance and Support. CareSouth will provide Customer with those Software Maintenance and Support Services for the Software System as described in the form of the Software Maintenance and Support Agreement attached hereto as Exhibit "D", which Support Agreement shall expire without further action by CareSouth upon any termination of this Agreement or Termination of the MCGS Agreement.

5    COMPUTER EQUIPMENT.

5.1 Computer Facility of CareSouth. CareSouth shall provide the necessary computer equipment and other office equipment necessary to perform the contemplated services at CareSouth's data processing centers. CareSouth represents that the equipment configuration for CareSouth's data processing operations for the benefit of Customer is adequate for the necessary processing and for the software systems initially contemplated hereunder.

5.2  Computer Facility of Customer.    Customer shall maintain its own computer
     equipment hardware and related software in the Agencies (and all branch offices thereof) meeting the minimum requirements provided by CareSouth to Customer, which are necessary prerequisites for CareSouth's performance hereunder.


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             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

5.3 Telecommunications and Other Recurring Charges. Customer shall provide the necessary telecommunications and other wide area network ("WAN") communication links between Customer's Agencies and/or Agency branch offices, and CareSouth's data processing facilities, and Customer shall also be solely responsible for all costs associated with the installation and monthly maintenance of said communication facilities and link between Customer and CareSouth during the term of this Agreement.

6    GENERAL.

6.1  Customer Default.

     6.1.1 In the event the Customer shall become twenty (20) days in arrears in the payment of fees due or otherwise commit a Breach of the terms of this Agreement, CareSouth may issue a written notice of its intent to terminate this Agreement, or treat said failure as a Breach of this Agreement, if the default or breach is not cured within thirty (30) days of the date of notice (the "Notice and Cure Period"). In the event that payment (in full of all delinquent amounts or invoices, plus any interest, late fees or other accrued charges), or where applicable, full and complete cure of the Breach by Customer not fully completed during the Notice and Cure Period, then CareSouth may treat said failure as a "Default" hereunder, and shall be entitled to cumulatively elect one or more of its remedies available at law or under this Agreement; provided, however, that in the event that Customer cannot reasonably cure the Breach within said thirty (30) day period, Customer shall submit to CareSouth a plan to cure said Breach and, in good faith, diligently act to cure said Breach within a time reasonably acceptable to CareSouth.

     6.1.2 In case of Customer's Default in this Agreement, CareSouth may (in addition to any rights or remedies granted it by law or by other provisions of this Agreement) take one or more of the following actions at CareSouth's option if the Customer shall Default in payment of the Fees or Breach this Agreement and fail to cure: (a) Terminate this Agreement, without prejudice to any right or claim by CareSouth for the arrears of fees, if any, or for damages on account of any other Breach of this Agreement, (b) CareSouth may terminate Customer's rights under this Agreement and the Licensing Agreement and any other agreement between CareSouth and Customer (or its Affiliates) pursuant to the terms herein and in the Licensing Agreement; or (c) CareSouth may exercise any and all other rights accorded to it by law or under this Agreement which are not inconsistent with the above. Notwithstanding anything to the contract herein, termination or expiration of this Agreement shall not release Customer from its obligation to pay any sum which may be due and owing to CareSouth for services rendered under this Agreement prior to termination or expiration, and such obligations shall survive termination or expiration.

     6.1.3 All of the rights accorded to CareSouth in section 6.1 or in any other section of this Agreement in case of Breach or default by Customer shall be cumulative. None of them shall be construed or deemed to be an election by the CareSouth that diminishes, extinguishes or bars any other legal remedy or right provided in this Agreement. Furthermore, no right, power, or remedy conferred upon or reserved to CareSouth hereunder is intended to be exclusive of any other right, power, or remedy, but each and every such right, power, and remedy shall be cumulative and concurrent and shall be in addition to any other right, power, and remedy given hereunder, or now or hereafter existing at law, in equity, by contract, or by statute. Failure to exercise any right given herein or by law to CareSouth shall not be construed as a waiver of any such right.

6.2  CareSouth Default.

     6.2.1 In the event CareSouth commits or permits a material Breach of this Agreement, the Customer may, upon written notice to CareSouth, cancel and terminate this Agreement provided (a) such notice specifies the nature of the claimed Breach, and (b) CareSouth is given a reasonable time of not less than thirty (30) days (the "Notice and Cure Period") to remedy the Breach reasonably satisfactory to Customer, within such thirty (30) day period unless the breach or default is of such a nature that the same cannot reasonably be cured within the thirty
           (30) day period. In the event that said breach is of such a nature that it cannot reasonably be cured within said thirty (30) day period, CareSouth shall submit a plan to cure said breach and, in good faith, diligently act to cure said breach within a time reasonably acceptable to Customer. Should CareSouth fail to cure said breach (including a breach to be cured pursuant to a plan for cure), then Customer may treat said failure as a "Default" hereunder, and shall be entitled to cumulatively elect one or more of its remedies available at law or under this Agreement.

     6.2.2 In case of CareSouth's Default under this Agreement, Customer may (in addition to any rights or remedies granted it by law or by other provisions of this Agreement) take one or more of the following actions at Customer's option if CareSouth shall Default under this Agreement and fail to cure: (a) Terminate this Agreement, without prejudice to any right or claim by Customer damages on account of any Breach of this Agreement; (b) immediately obtain from CareSouth access to Customer's Data in the then customary format and medium and machine readable form; or (c) Customer may exercise any and all other rights accorded to it by law or under this Agreement which are not inconsistent with the above.

     6.2.3 All of the rights accorded to Customer in section 6.2 or in any other section of this Agreement in case of Breach or default by CareSouth shall be cumulative. None of them shall be construed or deemed to be an election by the Customer that diminishes, extinguishes or bars any other legal remedy or right provided in this Agreement. Furthermore, no right, power, or remedy conferred upon or reserved to Customer hereunder is intended to be exclusive of any other right, power, or remedy, but each and every such right, power, and remedy shall be cumulative and concurrent and shall be in addition to any other right, power, and remedy given hereunder, or now or hereafter existing at law, in equity, by contract, or by statute. Failure to exercise any right given herein or by law to Customer shall not be construed as a waiver of any such right.

6.3 Conditions Precedent to CareSouth's Obligations. The following are the conditions precedent to CareSouth's obligation to perform in accordance with this Agreement: (a) Execution of Amedisys, Inc. of the MCGS Agreement on or before the date hereof; (b) Execution by Customer of the Software License Agreement in the form attached hereto as Exhibit C; and (c) Execution by Customer of the Software Maintenance and Support Agreement in the form attached hereto as Exhibit D.



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

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT


6.4 Limitation of Warranties and Remedies. (a) The parties contemplate that their cooperation in this Agreement shall provide the Customer with access to computerized system for the Provided Services but it is not the parties' intent that CareSouth assume the Customer's risks in this regard, or otherwise be the Customer's insurer or guarantor in this regard. Accordingly, IN NO EVENT SHALL CARESOUTH BE LIABLE FOR SPECIAL INCIDENTAL OR CONSEQUENTIAL DAMAGES EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; and (b) No direct damages shall be assessed against CareSouth when any delay or Breach on its part is caused (directly or indirectly) by the failure of the Customer to furnish instructions, information, accurate data or input required of the Customer by CareSouth, the failure of any utility or communications company to furnish services or for any other reasons beyond the control of CareSouth or caused by a Force Majeur.

6.5 Notices. All notices, consents, invoices, approvals and the like required under any of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) if personally delivered, upon receipt, (b) if sent by overnight courier (such as Federal Express), upon delivery to the addressee, or (c) or by facsimile at the numbers listed below, or (d) if sent by U.S. Mail registered or certified, return receipt requested, with sufficient postage affixed thereto, three days after being mailed, addressed as follows:

          (i)   If to CareSouth to:

                CareSouth Home Health Services, Inc.
                577 Mulberry Street, Suite 1200
                Macon, Georgia 31201
                ATTN.: Ronald B. Conners, PhD., President/CEO
                Facsimile: (912) 752-0752
                with a copy to:

                Rick W. Griffin, Esq., General Counsel
                CareSouth Home Health Services, Inc.
                577 Mulberry Street, Suite 1200
                Macon, Georgia 31201
                FAX: (912) 752-0785


          (ii)  If to Guarantor to:

                William F. Borne
                Chairman of the Board and CEO
                Amedisys, Inc.
                3029 South Sherwood Forest Blvd
                Suite 250
                Baton Rouge, LA 70816
                Facsimile:   (504) 292-8163

                with a copy to:

                Michael D. Lutgring, Esq.
                General Counsel
                Amedisys, Inc.
                3029 South Sherwood Forest Blvd
                Suite 250
                Baton Rouge, LA 70816
                Facsimile:   (504) 292-8163

                (ii) If to Customer to:

                     William F. Borne
                     Chairman of the Board and CEO
                     Amedisys, Inc.
                     3029 South Sherwood Forest Blvd
                     Suite 250
                     Baton Rouge, LA 70816
                     Facsimile:   (504) 292-8163

                     with a copy to:

                     Michael D. Lutgring, Esq.
                     General Counsel
                     Amedisys, Inc.
                     3029 South Sherwood Forest Blvd
                     Suite 250
                     Baton Rouge, LA 70816
                     Facsimile:   (504) 292-8163

or to such other address as such party shall specify in writing to the other party hereto.


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             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

          6.6 Controlling Law: Jurisdiction. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

          6.7 Time of Essence. TIME IS THE ESSENCE in the performance of this Agreement by each party hereto.

          6.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

          6.9 Construction. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party who itself or through its agents prepared the same, it being agreed that the parties hereto and their respective agents have participated in the preparation hereof.

          6.10 Dispute Resolution. Any material dispute between the parties arising under this Agreement which is not resolved by good faith negotiation (including, without limitation, any issues concerning whether dispute may be submitted by either party to mediation or is subject to mediation) shall first be submitted to non-binding mediation in Birmingham, Alabama. Completion of said mediation shall be a condition precedent and jurisdictional prerequisite to any civil or Court action or other proceeding involving any dispute arising under or relating to this Agreement. The costs of mediation shall be borne equally by the parties.

          6.11 Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

          6.12 Third Party Beneficiaries. Nothing in this Agreement will be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or with respect to this Agreement.

          6.13 Assignment. Neither party may assign or delegate any of its rights or obligations under this Agreement to any other person, firm or corporation without the express written consent of the other party which consent will not be unreasonably withheld or delayed; provided, however, that (a) Customer may assign all of its rights and obligations under this Agreement (but excepting the separate License Agreement), upon written notice to CareSouth, to any wholly-owned or majority controlled Affiliate or parent of Customer or any entity controlling or under common control of Customer which acquires an Agency or Agencies, pursuant to a corporate reorganization or lease; and, (b) CareSouth may assign all of its rights and obligations under this Agreement, upon written notice to Customer to any wholly-owned or majority controlled Affiliate or parent of CareSouth or any entity controlling or under common control of CareSouth, or to a third party which purchases of all, or substantially all, of the assets of CareSouth, or which acquires control of CareSouth, as applicable, or pursuant to a merger, consolidation or other similar transaction, so long as said Purchaser or Affiliate or other entity assumes and agrees to be bound by the terms of this Agreement. This Agreement shall inure to the benefit of and be binding upon the legal representatives, permitted assigns and successors of the parties hereto.

6.14            Access to Books and Records.

6.14.1 For a period of five (5) years following the last date CareSouth furnishes Provided Services pursuant to this Agreement, CareSouth shall make available upon written request of the Secretary of the United States Department of Health and Human Services, the United States Comptroller General and their duly authorized representatives, all contracts, books, documents and records of CareSouth to the extent required by 42 U.S.C. Section 1395x(v)(1)(i) (as amended or recodified from time to time or any substitute or successor statute) and lawful regulations promulgated thereunder.

                6.14.2 If CareSouth carries out any of its duties under this Agreement through a subcontract with a value of $10,000.00 or more over a twelve (12) month period with a related organization, such subcontract shall contain a clause to the effect that until four (4) years after the furnishing of such services pursuant to such subcontract, such related organization shall make available, upon written request of the Secretary of the United States Department of Health and Human Services, the United States Comptroller General or any of their duly authorized representatives, the sub-contract and the books, documents and records of such organization to the extent required by 42 U.S.C. Section 1395x (v)(1)(i) (as amended or recodified from time to time or any substitute or successor statute) and lawful regulations promulgated thereunder.

6.15 Status of Relationship. It is understood and agreed that the parties to this Agreement are independent contractors and nothing herein shall be construed to establish a partnership or joint venture relationship between the parties. Each party has sole responsibility for the payment of each of its employee's wages, payroll taxes and benefits. By virtue hereof, neither party assumes, directly or by implication, the debts, obligations, taxes or liabilities of the other party.

6.16 Authority and Approvals. The parties hereto agree and stipulate that the undersigned have the authority to bind their principals without further action or notice whatsoever. Whenever any party is requested under this Agreement to give its approval to a matter, such approval shall not be unreasonably withheld or delayed. If a party shall desire the approval of another party to any matter, such party may give written notice to the other party that it requests such approval, specifying in the notice the matter as to which the approval is requested and reasonable detail respecting the matter. A good faith attempt


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             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                to verbally communicate the contents of the notice shall be required prior to the expiration of the Notice Period (as hereinafter defined). If the other party shall not respond negatively in writing to the notice within five (5) business days ("Notice Period") after receipt and verbal notification (unless some other period for response is specified in this Agreement) such other party shall be deemed to have approved the matter referred to in the notice. Any provision in this Agreement to the contrary notwithstanding, in emergency situations on approval sought and given in any manner reasonable under the circumstances shall be effective.

          IN WITNESS WHEREOF, the parties hereto have signed this agreement the date and year first written above by their duly authorized representative.


[Signatures Continue on Next Page]





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

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT


                     CareSouth:   CARESOUTH HOME HEALTH SERVICES, INC.



                             By:
                                  __________________________________
                                  Ronald B. Conners, PhD.
                                  President/CEO

                                  Attest:


                                  __________________________________
                                  Rick W. Griffin
                                  Secretary

[Corporate Seal]

                     Customer: A HOME HEALTH CO, INC.


                             By:
                                  __________________________________
                                  William F. Borne,  CEO


                                  Attest:


                                  ___________________________________
                                                          ,Secretary

          [Corporate Seal]





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             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT









                                   EXHIBIT A
                                LIST OF AGENCIES




















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

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                                  EXHIBIT B-1
                               PROVIDED SERVICES


SUMMARY: CareSouth will provide the following five services to Customer's Agency


1         Payroll Processing
2         Billing Services
3         Collection Services
4         Cost Reporting Services
5         Software Maintenance and Support

          according to the following Description of Services.

DESCRIPTION OF SERVICES:

1         PAYROLL PROCESSING

1.1 Process time and attendance data for all Customer's home health agencies on a bi-weekly schedule.
1.2 Arrange for overnight delivery of completed payroll checks to Customer's agencies.
1.3       Prepare and submit all Federal and State withholding deposits.
1.4 Prepare and submit all quarterly and annual payroll reports to Federal and State Revenue Departments and Departments of Labor.
1.5       Prepare and submit W-2 forms and related Federal and State reporting.
1.6 CareSouth will prepare and complete the payroll account reconciliation on a monthly basis.
1.7       No provisions are available for preparation of manual payroll checks.

SYSTEM REQUIREMENTS AND CONDITIONS PRECEDENT TO CARESOUTH'S PAYROLL PROCESSING


1.8 Agency is responsible for entering, verifying and confirming the accuracy of transmitted information through the use of electronic signatures.
1.9 Add/change/delete information required for next payroll cycle must be available three (3) business days prior to payroll in which the change will be effective.
1.10 Paper checks will be forwarded to each agency by overnight delivery on the Friday of payroll week for distribution after 2:00PM that day.

2         BILLING SERVICES

2.1 Send bills on a bi-monthly billing cycle, three (3) days following the close using either EMC or manual methods, depending on payor.
2.2       For EMC claims:
2.2.1     Pull held bills from transmission
2.2.2     Transmit held bills when released by agency
2.2.3     Balance transmission totals
2.2.4     Transmit claims
2.2.5     Transmit majority of Medicare and Medicaid claims electronically

2.3       For manual claims:
2.3.1     Prepare private insurance and other funding source claims
2.3.2     Timely submission of manual claims through required agency back-up
2.3.3     Review and forward claim to payor
2.3.4     Bill patient co-insurance monthly

2.4       Adjustment Bills:
2.4.1     Prepare adjusted bill or rebill
2.4.2     Submit adjusted bill to payor
2.4.3     Post adjustments to patient account

2.5       Reporting:
2.5.1 Deliver attached visit reports by sixth (6/th/) business day following close
2.5.2     Create a file to forward billing/revenue data to Customer's Agency

3         COLLECTION SERVICES

3.1       Maintain A/R file
3.2       Perform follow-up/collection on all accounts
3.3 For patient portions of bills, send out three (3) bills, then refer to collection
3.4       For payor portions of bills, agree on process by payor
3.5       Prepare and process bad debt adjustments
3.6       Analyze and correct rejected claims
3.7       Prepare and analyze A/R aging reports to be used for follow-up



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             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT



3.8       Post payments to A/R
3.9       Prepare Medicare Credit Balance Reports on a quarterly basis


4         COST REPORTING SERVICES

4.1       Prepare monthly PIP reports for PIP providers (sample attached)
4.2       Prepare quarterly PIP reports for non-PIP providers
4.3 Prepare yearly Medicare cost reports (excluding home office) for all certified providers, based upon Customer/Agency supplied data

5         SOFTWARE MAINTENANCE AND SUPPORT

5.1 Provide Help Desk services to include telephone support and remote trouble analysis for software.
5.2 Provide updates to the software in response to changes in regulations as mandated by federal and state agencies.
5.3 Provide assistance to field personnel on administrative related issues in accordance with client's policy and procedures.
5.4 Provide analysis reports detailing client staff performance, e.g., training, procedure, and staff proficiencies.
5.5 Provide initial and periodic application training at Augusta Support Services location. In addition, provide instructors to conduct training at client designated locations, where volume justifies.
5.6 Provide web-based access to instructional materials (provided the client is connected to the CareSouth frame relay network).
5.7 Publish client's HTML formatted policies and procedures on CareSouth web servers if the client must be connected to the CareSouth frame
5.8 Provide other services as specified in Software License Agreement and in Software maintenance and Support Agreement.



Exhibit B-1 Continues on Attached Pages reflecting Form of Monthly PIP Report




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

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                                                                  8/31/985:25 PM

                                              Form Approved
                                              OMB #0938-0217

                                              Run Date
                                              31-Aug-98

                              HOME HEALTH AGENCY
                                  RATE REVIEW


Check One:
            ____         Cost Per Visit Interim Rate Review

              x          P.I.P. Rate Review                                    Quarter(s)
            ____                                                 ___________

Provider Name:           PROVIDER NAME
                         _____________       _______________     ___________

Provider #:              00-0000                   B/C #:                       FYE:       31-DEC-98
                         _____________                           ___________               _________

Provider Telephone #:
                         ___  ________________

Period Form:              01-Jan-98                to             31-Dec-98
                         _____________       _______________     ___________

_______________________________________________________________________________________________________

                                  Certification By Officer of
                                      Home Health Agency
_______________________________________________________________________________________________________

I hereby certify that I have examined the following schedules of the Home
Health Agency Rate Review and the accompanying Financial Statements or trial balance for the above mentioned fiscal period; and that to the best of my knowledge and belief they are true and correct.

          Signature ____________________________________________________________________________________

          Title     _____________________________________________________________________________________

          Date      _____________________________________________________________________________________

          Telephone Number             __________________________________________________________________

Note: Effective with cost reporting period beginning July 1, 1986, cost limits will be subject to an aggregate basis rather than a per discipline limit application. The method that was used to calculate these limits was on the aggregate basis.




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             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                                                                  8/31/985:25 PM


Page 1 of 5                      Contracted                                                           Allocation    Allowable
 Provider #  00-0000             & Consult.    Other    Total                             Allowable   of General    Costs after
             _______   Salaries   Services     Costs    Costs    Reclasses   Adjustments    Costs     Serv. Costs   Costfinding
 Description             (1)        (2)         (3)      (4)        (5)          (6)         (7)         (8)           (9)
------------           --------  ----------    -----    -----    ---------   -----------   --------   -----------   -----------
A. GENERAL SERVICE COSTS
   1. Interest &
       Amortization    xxxxxxxx  xxxxxxxxxx        0       0            0              0          0    xxxxxxxxxx   xxxxxxxxxxx
   2. INSURANCE        xxxxxxxx  xxxxxxxxxx        0       0            0              0          0    xxxxxxxxxx   xxxxxxxxxxx
   3. DEPRECIATION &
       LEASES          xxxxxxxx  xxxxxxxxxx        0       0            0              0          0    xxxxxxxxxx   xxxxxxxxxxx
   4. PLANT OPERATION         0  xxxxxxxxxx        0       0            0              0          0    xxxxxxxxxx   xxxxxxxxxxx
   5. TRANSPORTATION   xxxxxxxx  xxxxxxxxxx        0       0            0              0          0    xxxxxxxxxx   xxxxxxxxxxx
   6. ADMIN & GEN'L           0           0        0       0            0              0          0    xxxxxxxxxx   xxxxxxxxxxx
   7. BAD DEBTS               0           0        0       0            0              0          0    xxxxxxxxxx   xxxxxxxxxxx
------------           --------  ----------    -----    -----    ---------   -----------   --------   -----------   -----------
       a. Sub-total           0           0        0       0            0              0          0             0             0
B. REIMBURSABLE COSTS
   8. Skilled Nursing         0           0        0       0            0              0          0             0             0
   9. Physical Therapy        0           0        0       0            0              0          0             0             0
  10. Speech Therapy          0           0        0       0            0              0          0             0             0
  11. Occup. Therapy          0           0        0       0            0              0          0             0             0
  12. Med. Soc. Wkr.          0           0        0       0            0              0          0             0             0
  13. H.H. Aide               0           0        0       0            0              0          0             0             0
  14. Med Appliances          0  xxxxxxxxxx        0       0            0              0          0             0             0
  15. D.M.E.           xxxxxxxx  xxxxxxxxxx        0       0            0              0          0             0             0
  16. Med. Supplies    xxxxxxxx  xxxxxxxxxx        0       0            0              0          0             0             0
  17. Other                   0           0        0       0            0              0          0             0             0
------------           --------  ----------    -----    -----    ---------   -----------   --------   -----------   -----------
       b. Sub-total           0           0        0       0            0              0          0             0             0
C. NON-REIMBURSABLE COSTS
  18. Homemaker serv./Pers
       Care Serv.             0           0        0       0            0              0          0             0             0
  19. Marketing               0           0        0       0            0              0          0             0             0
  20. Other                   0           0        0       0            0              0          0             0             0
  21. Private Duty Nursing    0           0        0       0            0              0          0             0             0
  22. Clinic                  0           0        0       0            0              0          0             0             0
  23. Health Promotion        0           0        0       0            0              0          0             0             0
  24. Day Care                0           0        0       0            0              0          0             0             0
  25. Home Del. Meals         0           0        0       0            0              0          0             0             0
  26. Hospice                 0           0        0       0            0              0          0             0             0
  27. Other                   0           0        0       0            0              0          0             0             0
------------           --------  ----------    -----    -----    ---------   -----------   --------   -----------   -----------
       c. Sub-total           0           0        0       0            0              0          0             0             0
------------           --------  ----------    -----    -----    ---------   -----------   --------   -----------   -----------
D. TOTAL COSTS                0           0        0       0            0              0          0             0             0
   Unit Cost Multiplier (col 7, line a, divided by, lines b & c)                                         0.000000
                                                                                                       ==========


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             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                                                                                                                     8/31/98 5:25 PM

                                                                                                           Urban            Rural
Page 2 of 5                                       MEDICARE VISITS                  MEDICARE COSTS         Part A & B      Part A & B
  Provider #      00-0000   Total  Avg. Cost     Urban       Rural                Urban       Rural        Medicare         Medicare
                  -------   Visit  Per Visit   Part A & B  Part A & B           Part A & B  Part A & B      Costs             Costs
  Description                (10)    (11)          (12)       (13)       (14)      (15)       (16)           (17)             (18)
---------------  ---------  -----  ---------  -----------  -----------  ------  ----------  ----------    -----------      ---------
E. COSTS
   1. Skilled Nursing           0    $0.00              0            0       0           0           0              0              0
   2. Physical Therapy          0    $0.00              0            0       0           0           0              0              0
   3. Speech Therapy            0    $0.00              0            0       0           0           0              0              0
   4. Occup. Therapy            0    $0.00              0            0       0           0           0              0              0
   5. Med. Soc. Wkr             0    $0.00              0            0       0           0           0              0              0
   6. H.H. Aide                 0    $0.00              0            0       0           0           0              0              0
---------------  ---------  -----  ---------  -----------  -----------  ------  ----------  ----------    -----------      ---------
                  7e. Total     0  xxxxxxxxx            0            0       0           0           0              0              0
---------------  ---------  -----  ---------  -----------  -----------  ------  ----------  ----------    -----------      ---------
                  8e. Avg. Cost/Visit (line 7e, col 17, divided by, line 7e, cols 12 & 13)                      $0.00

                                     Urban                                Rural
F. COST LIMITS_______________      Cost Limits __________  ___________  Cost Limits   Medicare Costs Per Cost Limits
   1. Skilled Nursing       xxxxx    $0.00              0            0       -           0           0              0              0
   2. Physical Therapy      xxxxx    $0.00              0            0       -           0           0              0              0
   3. Speech Therapy        xxxxx    $0.00              0            0       -           0           0              0              0
   4. Occup. Therapy        xxxxx    $0.00              0            0       -           0           0              0              0
   5. Med. Soc. Wkr         xxxxx    $0.00              0            0       -           0           0              0              0
   6. H.H. Aide             xxxxx    $0.00              0            0       -           0           0              0              0
---------------  ---------  -----  ---------  -----------  -----------  ------  ----------  ----------    -----------      ---------
                  7f. Total xxxxx  xxxxxxxxx            0            0                   0           0              0              0
---------------  ---------  -----  ---------  -----------  -----------  ------  ----------  ----------    -----------      ---------
                  8f. Avg. Cost/Visit (line 7f, col 17, divided by, line 7f, cols 12 & 13)                      $0.00

G. CHARGES __________________      *Chrg/Visit _________   ___________  ______  __________ MEDICARE VISIT CHARGES
   1. Skilled Nursing       xxxxx    $0.00              0            0       0           0           0              0              0
   2. Physical Therapy      xxxxx    $0.00              0            0       0           0           0              0              0
   3. Speech Therapy        xxxxx    $0.00              0            0       0           0           0              0              0
   4. Occup. Therapy        xxxxx    $0.00              0            0       0           0           0              0              0
   5. Med. Soc. Wkr         xxxxx    $0.00              0            0       0           0           0              0              0
   6. H.H. Aide             xxxxx    $0.00              0            0       0           0           0              0              0
---------------  ---------  -----  ---------  -----------  -----------  ------  ----------  ----------    -----------      ---------
                  7g. Total xxxxx  xxxxxxxxx            0            0       0           0           0              0              0
---------------  ---------  -----  ---------  -----------  -----------  ------  ----------  ----------    -----------      ---------
                  8g. Avg. Charge Limit (line 7g, col 17, divided by, line 7g, cols 12 & 13)                    $0.00          $0.00

                            Total     C/C
H. SUPPLIES & EQUIP.        Charge   ratio   Medicare S & E Charges                        Medicare S & E Costs
   1. DME Rented                0                       0            0       0
   2. DME Sold                  0                       0            0       0
   3. Total DME (lns 1&2)       0  0.000000             0            0       0           0           0              0              0
   4. Medical Supplies          0  0.000000             0            0       0           0           0              0              0
---------------  ---------  -----  ---------  -----------  -----------  ------  ----------  ----------    -----------      ---------
                  4h. Total
                      (lns 3&4) 0  xxxxxxxxx            0            0       0           0           0              0              0
* If the charge structure has changed during the period of this report.


F:\WP51\AMEDISYS\CARESOU\GUA2.wpd: October 23, 1998 (9:52AM)
--------------------------------------------------------------------------------
                                    PAGE 32

  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT


                                                                 8/31/98 5:25 PM

indicate the weighted average and submit weighted average calculation.




                                                                                                         REVISED 4/17/89

Page 3 of 5
  Provider #           00-0000
                       -------
                                                                                                         (19)
I. Effect of Prior Audit Adjustments
   From latest settled cost report FY:                        through                                   Amounts
                                           ---------------                --------------                --------

   1. Allowable Costs "As Filed" (HCFA-1728) Wkst C, Pt. II, lines 1 through 6 (costs) col. 2                   0
   2.                  Plus Wkst C, Pt. II, lines 15 through 17 (costs) col. 2                                  0
   3.                                        Filed Allowable Costs (lns 1&2)                                    0
   4. Allowable Costs "As Settled" (HCFA-1728) Wkst C, Pt. II, lines 1 through 6 (costs) col. 2                 0
   5.                  Plus Wkst C, Pt. II, lines 15 through 17 (costs) col. 2                                  0
   6.                                        Settled Allowable Costs (lns 4&5)                                  0
   7. Audit Effect %                         [100% - (ln 6 divided by ln 3)]                               0.0000


F:\WP51\AMEDISYS\CARESOU\GUA2.wpd: October 23, 1998 (9:52AM)
--------------------------------------------------------------------------------
                                    PAGE 33

  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                                                                  8/31/985:25 PM

J. Lower of Medicare Costs, Cost Limits, Charges                                 (20)              (21)
                                                                                Urban             Rural
                                                                              Medicare          Medicare
                                                                                Costs             Costs
                                                                              --------          ---------
 1. Medicare Costs (Part E. Line 7e, Col. 17)                                     0                 0
 3. Medicare Medical Supplies (Sec. H, line 4, Col. 17)                           0                 0
 4. Total Medicare Costs (Lines 1 & 2 & 3)                                        0                 0
 5. Audit Effect (Sec. I, ln 7, Col. 21 x Sec. J, ln 4)                           0                 0
 6. Adjusted Medicare Cost (Line 4 - Line 5)                                      0
 7. Medicare Cost Limits (Part F, Line f, Col. 17)                                0                 0
 9. Medicare Medical Supplies (Line 3 Above)                                      0                 0
10. Total Supplies & Equipment (Lines 8 & 9 Above)                                0                 0
11. Audit Effect (Sec. I, ln 7, col. 21 x Part J, ln 10)                          0                 0
12. Adjusted Supplies & Equipment (Lines 10 - 11 Above)                           0                 0
13. Adj. Medicare Cost Limits & Supp & Equip (Lines 7 + 12)                       0
14. Total Medicare Charges (Sec. G, ln 7g, Col. 17 plus
              Part H, Ln h, Cols. 12 & 13 & 14)                                   0
15. Lower of: Sec J, Ln 6, 13 or 14                                               0
15a. Sum of Line 15                                                               0
16. Avg. Per Visit Rate (Sec. J, line 15 dividend by Part E,
              line 7e, cols. 12 & 13)                                          0.00
17. Visits per Unduplicated Medicare Patient                                      0
17a. Estimated Average Cost per Beneficiary                                     -
18. Medicare Cost per Patient Limit                                             -
18a. Excess of Cost Over Beneficiary Limit                                      -
18b. Estimated Number Of Medicare Patients                                        0
19. Total Medicare Beneficiary Cost Limit                                         0
20. Lower of Cost, Cost Limits, Beneficiary Cost Limits                           0
21. Medicare Contractuals Expense                                                 0
22. Medicare Loss                                                               -

F:\WP51\AMEDISYS\CARESOU\GUA2.wpd: October 23, 1998 (9:52AM)
--------------------------------------------------------------------------------
                                    PAGE 34

  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                                                                  8/31/985:25 PM

Page 4 of 5
  Provider #              00-0000
                          --------

K. Adjustment to Bi-Weekly P.I.P. Payments (P.I.P. Providers Only)
   1. Number of bi-weekly periods included in this report:
                                                                       0.00

   2. Revised P.I.P. Payments-(Part J, line 15 divided by
                                          Part K, line 1)                 0

   3. Current P.I.P. Payments                                             0

   4. Adjustment to P.I.P. Payments (line 2 - 3)                          0
                                                                       ====

L. Calculation of Lump Sum Adjustment-(P.I.P. Providers Only)
   1. Date of last P.I.P. Payment:                 01/00/00

   2. # of P.I.P. Payments made to date                                0.00

   3. Revised Bi-Weekly P.I.P. Payments (Part K, line 2)                  0

   4. Medicare Liability to Date (line 2 x 3)                             0

   5. Amount Received thru date on line 1                                 0

   6. Interim Lump Sum Adj. Due Provider/(Program) line 4-5               0

   7. Less: Applicable % Reduction                     0.00%              0

   8. Net Lump Sum Adj. Due Provider/(Program) line 6 - 7                 0
                                                                       ====

   9.

  10.


F:\WP51\AMEDISYS\CARESOU\GUA2.wpd: October 23, 1998 (9:52AM)
--------------------------------------------------------------------------------
                                    PAGE 35

  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

PROVIDER NAME                                                      8/31985:25 PM
FISCAL PERIOD
PROVIDER #      00-0000

FISCAL PERIOD BEG.     1/1/98
FISCAL PERIOD END.   12/31/98

VISITS

                                 OCT-97  NOV-97  DEC-97  JAN-98  FEB-98  MAR-98  APR-98  MAY-98  JUN-98  JUL-98  AUG-98  SEP-98  YTD
  TOTAL       SN                   0       0       0       0       0       0       0       0       0       0       0       0      0
              PT                   0       0       0       0       0       0       0       0       0       0       0       0      0
              ST                   0       0       0       0       0       0       0       0       0       0       0       0      0
              OT                   0       0       0       0       0       0       0       0       0       0       0       0      0
              MSW                  0       0       0       0       0       0       0       0       0       0       0       0      0
              HHA                  0       0       0       0       0       0       0       0       0       0       0       0      0

                                   0       0       0       0       0       0       0       0       0       0       0       0      0

                      CHECK        0       0       0       0       0       0       0       0       0       0       0       0      0
                                   0       0       0       0       0       0       0       0       0       0       0       0      0
                                   0       0       0       0       0       0       0       0       0       0       0       0      0
                                   0       0       0       0       0       0       0       0       0       0       0       0      0
                                   0       0       0       0       0       0       0       0       0       0       0       0      0
                                   0       0       0       0       0       0       0       0       0       0       0       0      0

URBAN MEDICARE PART A & B        OCT-97  NOV-97  DEC-97  JAN-98  FEB-98  MAR-98  APR-98  MAY-98  JUN-98  JUL-98  AUG-98  SEP-98  YTD
              SN                   0       0       0       0       0       0       0       0       0       0       0       0      0
              PT                   0       0       0       0       0       0       0       0       0       0       0       0      0
              ST                   0       0       0       0       0       0       0       0       0       0       0       0      0
              OT                   0       0       0       0       0       0       0       0       0       0       0       0      0
              MSW                  0       0       0       0       0       0       0       0       0       0       0       0      0
              HHA                  0       0       0       0       0       0       0       0       0       0       0       0      0

                                   0       0       0       0       0       0       0       0       0       0       0       0      0

RURAL MEDICARE PART A & B        OCT-97  NOV-97  DEC-97  JAN-98  FEB-98  MAR-98  APR-98  MAY-98  JUN-98  JUL-98  AUG-98  SEP-98  YTD
              SN                   0       0       0       0       0       0       0       0       0       0       0       0      0
              PT                   0       0       0       0       0       0       0       0       0       0       0       0      0
              ST                   0       0       0       0       0       0       0       0       0       0       0       0      0
              OT                   0       0       0       0       0       0       0       0       0       0       0       0      0
              MSW                  0       0       0       0       0       0       0       0       0       0       0       0      0
              HHA                  0       0       0       0       0       0       0       0       0       0       0       0      0

                                   0       0       0       0       0       0       0       0       0       0       0       0      0

      MEDICAID                   OCT-97  NOV-97  DEC-97  JAN-98  FEB-98  MAR-98  APR-98  MAY-98  JUN-98  JUL-98  AUG-98  SEP-98  YTD
              SN                   0       0       0       0       0       0       0       0       0       0       0       0      0
              PT                   0       0       0       0       0       0       0       0       0       0       0       0      0
              ST                   0       0       0       0       0       0       0       0       0       0       0       0      0
              OT                   0       0       0       0       0       0       0       0       0       0       0       0      0
              MSW                  0       0       0       0       0       0       0       0       0       0       0       0      0
              HHA                  0       0       0       0       0       0       0       0       0       0       0       0      0

                                   0       0       0       0       0       0       0       0       0       0       0       0      0

      OTHER                      OCT-97  NOV-97  DEC-97  JAN-98  FEB-98  MAR-98  APR-98  MAY-98  JUN-98  JUL-98  AUG-98  SEP-98  YTD
              SN                   0       0       0       0       0       0       0       0       0       0       0       0      0
              PT                   0       0       0       0       0       0       0       0       0       0       0       0      0
              ST                   0       0       0       0       0       0       0       0       0       0       0       0      0
              OT                   0       0       0       0       0       0       0       0       0       0       0       0      0
              MSW                  0       0       0       0       0       0       0       0       0       0       0       0      0
              HHA                  0       0       0       0       0       0       0       0       0       0       0       0      0

                                   0       0       0       0       0       0       0       0       0       0       0       0      0


F:\WP51\AMEDISYS\CARESOU\GUA2.wpd: October 23, 1998 (9:52AM)
--------------------------------------------------------------------------------
                                    PAGE 36

  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                                                                  8/31/985:25 PM

              SN                   0       0       0       0       0       0       0       0       0       0       0       0      0
              PT                   0       0       0       0       0       0       0       0       0       0       0       0      0
              ST                   0       0       0       0       0       0       0       0       0       0       0       0      0
              OT                   0       0       0       0       0       0       0       0       0       0       0       0      0
              MSW                  0       0       0       0       0       0       0       0       0       0       0       0      0
              HHA                  0       0       0       0       0       0       0       0       0       0       0       0      0

F:\WP51\AMEDISYS\CARESOU\GUA2.wpd: October 23, 1998 (9:52AM)
--------------------------------------------------------------------------------
                                    PAGE 37

  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                                                                  8/31/985:25 PM


                                   0       0       0       0       0       0       0       0       0       0       0       0      0

                             CURRENT
VISITS PER MEDICARE
 UNDUP. PATIENTS                0.00
ACTUAL 1 MO. UTILIZATION
 FOR MARCH

MEDICARE COST SHIFT (PARTIAL)      0       0       0       0       0       0       0       0       0       0       0       0      0
MEDICARE COST SHIFT (FULL)         0       0       0       0       0       0       0       0       0       0       0       0      0

MEDICAL SUPPLY CHARGES
        MEDICARE URBAN             0       0       0       0       0       0       0       0       0       0       0       0      0
        MEDICARE RURAL             0       0       0       0       0       0       0       0       0       0       0       0      0
        MEDICAID                   0       0       0       0       0       0       0       0       0       0       0       0      0
        INDIGENT                   0       0       0       0       0       0       0       0       0       0       0       0      0
        OTHER                      0       0       0       0       0       0       0       0       0       0       0       0      0

        TOTAL                      0       0       0       0       0       0       0       0       0       0       0       0      0

MEDICARE BENEFICIARY
 COST LIMIT                     0.00

MEDICARE COST LIMITS           URBAN   RURAL
        SN                     $0.00   $0.00
        PT                     $0.00   $0.00
        SP                     $0.00   $0.00
        OT                     $0.00   $0.00
        MSS                    $0.00   $0.00
        HHA                    $0.00   $0.00

MEDICAID REIMBURSEMENT
  PER VISIT
        SN                     $0.00
        PT                     $0.00
        SP                     $0.00
        OT                     $0.00
        MSS                    $0.00
        HHA                    $0.00

MEDICAID REIMBURSEMENT
  MEDICAL SUPPLIES

        PERCENTAGE OF CHARGES      0%

DISCIPLINE CHARGE RATE PER VISIT
                                         MEDICARE     MEDICAID    OTHER    INDIGENT
        SN                                $0.00        $0.00      $0.00     $0.00
        PT                                $0.00        $0.00      $0.00     $0.00
        SP                                $0.00        $0.00      $0.00     $0.00
        OT                                $0.00        $0.00      $0.00     $0.00
        MSS                               $0.00        $0.00      $0.00     $0.00
        HHA                               $0.00        $0.00      $0.00     $0.00

(TO COMPUTE THE CHARGE RATES PER VISIT, DIVIDE TOTAL CHARGES BY DISCIPLINE BY THE TOTAL DISCIPLINE VISITS. SKILLED NURSING CHARGES WILL DIFFER EACH MONTH SINCE THE FIRST VISIT IS BILLED AT A HIGHER RATE THAN SUBSEQUENT SN VISITS.)

CONTRACTUALS                     OCT-97  NOV-97  DEC-97  JAN-98  FEB-98  MAR-98  APR-98  MAY-98  JUN-98  JUL-98  AUG-98  SEP-98  YTD
       PRIVATE/OTHER               0       0       0       0       0       0       0       0       0       0       0       0      0
       PERSONAL CARE SERVICES      0       0       0       0       0       0       0       0       0       0       0       0      0
       MEDICARE PRIOR YEAR         0       0       0       0       0       0       0       0       0       0       0       0      0
       MEDICAID PRIOR YEAR         0       0       0       0       0       0       0       0       0       0       0       0      0
       OTHER PRIOR YEAR            0       0       0       0       0       0       0       0       0       0       0       0      0
       INDIGENT OTHER YEAR         0       0       0       0       0       0       0       0       0       0       0       0      0

CHARGES
       PERSONAL CARE SERVICES      0       0       0       0       0       0       0       0       0       0       0       0      0
       NON PATIENT REVENUE         0       0       0       0       0       0       0       0       0       0       0       0      0
       MEDICARE LATE CHARGES       0       0       0       0       0       0       0       0       0       0       0       0      0
       MEDICAID LATE CHARGES       0       0       0       0       0       0       0       0       0       0       0       0      0
       OTHER LATE CHARGES          0       0       0       0       0       0       0       0       0       0       0       0      0
       INDIGENT LATE CHARGES       0       0       0       0       0       0       0       0       0       0       0       0      0

F:\WP51\AMEDISYS\CARESOU\GUA2.wpd: October 23, 1998 (9:52AM)
--------------------------------------------------------------------------------
                                    PAGE 38

  WARNING! THIS DOCUMENT CONFIDENTIAL. DO NOT COPY. SEE PROVISIONS AT (P)1.7.

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

MARCH 1, 1998-SEPTEMBER 30, 1998
EXPENSE WORKSHEET
PROVIDER NAME

                                                                                                                  8/31/98 5:25 PM

                                                              MAR-97                                                   BUDGETED
                            PERIOD PERIOD PERIOD PERIOD PERIOD PERIOD PERIOD PERIOD PERIOD PERIOD PERIOD PERIOD PERIOD EXPENSES
EXPENSES PER TRIAL BALANCE    1      2      3      4      5      6      7      8      9      10     11     12     13   FYE 1998
ACCOUNTING - S & W                                                                                                        -
PATIENT ACCOUNTING - S & W                                                                                                -
MANAGEMENT & SUPERVISION -
 S & W                                                                                                                    -
MANAGEMENT & SUPERVISION -
 BENEFITS                                                                                                                 -
MANAGEMENT & SUPERVISION -
 MILEAGE                                                                                                                  -
MANAGEMENT & SUPERVISION -
 LEASE / RENTAL                                                                                                           -
MANAGEMENT & SUPERVISION -
 OTHER AUTO                                                                                                               -
MANAGEMENT & SUPERVISION -
 OTHER                                                                                                                    -
SNC - S & W                                                                                                               -
SNC - BENEFITS                                                                                                            -
SNC - CONTRACT LABOR                                                                                                      -
SNC - MILEAGE                                                                                                             -
SNC - LEASE / RENTAL                                                                                                      -
SNC - OTHER AUTO                                                                                                          -
SNC - OTHER                                                                                                               -
PT - S & W                                                                                                                -
PT - BENEFITS                                                                                                             -
PT - CONTRACT LABOR                                                                                                       -
PT - MILEAGE                                                                                                              -
PT - LEASE / RENTAL                                                                                                       -
PT - OTHER AUTO                                                                                                           -
PT - OTHER                                                                                                                -
SP - S & W                                                                                                                -
SP - BENEFITS                                                                                                             -
SP - CONTRACT LABOR                                                                                                       -
SP - MILEAGE                                                                                                              -
SP - LEASE / RENTAL                                                                                                       -
SP - OTHER AUTO                                                                                                           -
SP - OTHER                                                                                                                -
OT - S & W                                                                                                                -
OT - BENEFITS                                                                                                             -
OT - CONTRACT LABOR                                                                                                       -
OT - MILEAGE                                                                                                              -
OT - LEASE / RENTAL                                                                                                       -
OT - OTHER AUTO                                                                                                           -
OT - OTHER                                                                                                                -
MSW - S & W                                                                                                               -
MSW - BENEFITS                                                                                                            -
MSW - CONTRACT LABOR                                                                                                      -
MSW - MILEAGE                                                                                                             -
MSW - LEASE / RENTAL                                                                                                      -
MSW - OTHER AUTO                                                                                                          -
MSW - OTHER                                                                                                               -
HHA - S & W                                                                                                               -
HHA - BENEFITS                                                                                                            -
HHA - CONTRACT LABOR                                                                                                      -
HHA - MILEAGE                                                                                                             -
HHA - LEASE / RENTAL                                                                                                      -
HHA - OTHER AUTO                                                                                                          -
HHA - OTHER                                                                                                               -
MEDICAL SUPPLIES -
 SALARIES                                                                                                                 -
MEDICAL SUPPLIES -
 CHARGEABLE                                                                                                               -
DRUG SUPPLIES                                                                                                             -
MEDICAL SUPPLIES -
 NONCHARGEABLE                                                                                                            -
NURSING SUPPLIES                                                                                                          -
CLERICAL - S & W                                                                                                          -
CLERICAL - BENEFITS                                                                                                       -
MARKETING - S & W                                                                                                         -
MARKETING - BENEFITS                                                                                                      -
MARKETING -
 CONTRACT LABOR                                                                                                           -
MARKETING - MILEAGE                                                                                                       -
MARKETING -
 LEASE / RENTAL                                                                                                           -
MARKETING - OTHER AUTO                                                                                                    -
MARKETING - OTHER                                                                                                         -
PERSONAL CARE SERVICES -
 S & W                                                                                                                    -
PERSONAL CARE SERVICES -
 BENEFITS                                                                                                                 -
PERSONAL CARE SERVICES -
 CONTRACT LABOR                                                                                                           -
PERSONAL CARE SERVICES -
 MILEAGE                                                                                                                  -
PERSONAL CARE SERVICES -
 LEASE / RENTAL                                                                                                           -
PERSONAL CARE SERVICES -
 OTHER AUTO                                                                                                               -
PERSONAL CARE SERVICES -
 OTHER                                                                                                                    -

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

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                                  EXHIBIT B-2
                   CUSTOMER'S RESPONSIBILITY AND OBLIGATIONS

1         Billing

1.1 Customer will provide all written backup documentation and support for data necessary for CareSouth to accomplish billing tasks and procedures.

1.2 Customer will provide such additional materials, data, information, backup and support as may be reasonably determined by CareSouth to be necessary for proper billing for all rendered services by the Agency, both on an ongoing basis and in all initial implementation and transition periods.

2 Customer shall be responsible for the determination of proper financial classifications of each patient and each patient visit.

3 Customer shall be responsible for establishing and entering all data and patient data into all software modules which are part and parcel of the ASA and the separate Software Licensing Agreement contemplated herein (hereinafter "Database Build").

4 With respect to payroll, Customers shall be responsible for maintaining all human resource functions, including but not limited to an up-to-date and accurate employee roster, all functions and procedures for hiring, licensing, employment, selection, and clearance of all employees for the Agency.

5 With respect to payroll and payroll processing, the Customer shall be responsible for providing audited and approved computer generated listing of days worked and hours to be paid for each employee.

6 Customer will be responsible for all processing, intake, discharge and transfer of patients, including but not limited to the maintenance of all data and patient information concerning the same, and for maintaining such data in a current and up-to-date status.

7 Customer shall be responsible for maintaining appropriate Agency office verification of patient insurance to insure the preparation and timely delivery of data for all claims processing.

8 Customer shall be responsible for input and keying ("Database Build") for all patient forms and reports, and also for verification of the accuracy of such input in Database Build, along with the maintenance of all recaps, backup of patient records and data, and the maintenance of said data integrity at the Agency level.

9 Customer shall be responsible for communicating, keying and inputting ("Database Build") in a timely fashion all expense data in order to allow CareSouth to complete the monthly Periodic Interim Payment Report ("PIP Report") for delivery to Customer.

10 Customer shall be responsible for providing CareSouth all necessary cost reporting, data and information in order to enable CareSouth to timely complete the Cost Reports, and customer shall be solely responsible for all general and customary accounting services and audits of data and supporting data for the Cost Report.

11 Customer shall be responsible for handling and processing all cash receipts at the Agency level, and CareSouth shall not be obliged to receive, or account for, any payments of cash at the Agency level from third party payors or patients.

12 Customer shall provide bad-debt write-off procedures that will be used by CareSouth's patient accounts collections and billing staff for Customer's patient accounts.

13 Customer/Agency is responsible for entering, verifying and confirming the accuracy of transmitted information through the use of electronic signatures.

14 Customer/Agency will make available to CareSouth add/change/delete information required for next payroll cycle must be available three
          (3) business days prior to payroll in which the change will be effective.

15 Customer/Agency will cause paper checks (or other negotiable instruments or forms of paper payment) will be forwarded to each agency by overnight delivery on the Friday of payroll week for distribution after 2:00PM that day.

16 Customer will undertake, and cause to be performed those tasks associated with Transition Management and Implementation Services as indicated at Exhibit "E" to the ASA.




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

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                                   EXHIBIT C
                          FORM OF LICENSING AGREEMENT



                           SOFTWARE LICENSE AGREEMENT

          THIS SOFTWARE LICENSE AGREEMENT (hereafter "Agreement") by and between CARESOUTH HOME HEALTH SERVICES, INC. (hereinafter "Licensor"), and A HOME HEALTH CO., INC. (the "Licensee") and AMEDISYS, INC. as Guarantor (the "Guarantor").

                                   RECITALS:

          WHEREAS, Licensee currently, or intends in the future, to own and operate Medicare-certified home health agencies (hereafter individually an "Agency" and collectively "The Agencies"); and

          WHEREAS, Licensor has DOS-based as well as Windows-based computer programs (the "Software") designed to provide billing, payroll, collections, and cost reporting data processing services for the Agencies, which services Licensor also provides to other third parties; and

          WHEREAS, Licensee has executed that certain Service Agreement for its Agency of even date herewith (hereafter "ASA"), and Licensee desires to obtain a non-exclusive, non-transferrable license of the Software;

          NOW, THEREFORE, in consideration of the promises contained herein, the parties agree as follows:

1 LICENSE. In accordance with the terms herein, Licensor grants to Licensee, and Licensee accepts from Licensor, a non-exclusive and non-transferable license to use the current version of the Windows-based and the DOS-based versions of Licensor's Software for the term decided herein. A description of the Software System is attached as Schedule A.

          The Software shall be used only on equipment and at location(s) identified in Schedule B as Licensor's "Agency Office Locations". Use of the Software may be subsequently transferred to Agency Office Locations maintained by Licensee at other locations, provided (1) the total number of Agency Office Locations at which the Software is used by Licensee does not exceed the number of Agency Office Locations specified in Schedule B, and (2) Licensee provides Licensor with written notice sixty (60) days before such transfer. The Software shall be used only for the processing of Licensee's own business, which shall include servicing and maintaining records on behalf of its wholly-owned Home Health Agency. Licensee shall not: (1) permit any third party to use the Software, (2) use the Software in the operation of a service bureau, or (3) allow access to the licensed Software through terminals located outside Licensee's business premises. A license may be temporarily transferred to back-up equipment if the particular scheduled equipment is inoperative for more than 48 hours.

2 COPIES. The license(s) granted herein include(s) the right to copy the Software in non- printed, machine readable form in whole or in part as necessary for Licensee's own business use. In order to protect Licensor's trade secret and copyrights in the Software, Licensee agrees to reproduce and incorporate Licensor's trade secret or copyright notice in any copies, modifications or partial copies. Licensee shall maintain no more than one copy of the object code for the Software for each Agency Office Location at any time.

3 PRICE, PAYMENT, AND TERM. Licensee shall make payment to Licensor for the Software license pursuant to the fees and payment terms set forth in Schedule C. This License shall extend for a limited term of five (5) years (the "Term"), provided, however, that after the first year of this Agreement the same may be terminated by either party upon ninety (90) days written notice to the other.

4                    RESERVED.

5 INTENT TO COOPERATE. Both Licensor and Licensee acknowledge that successful implementation of the Software pursuant to this License Agreement shall require their full and mutual good faith cooperation, and Licensee acknowledges that it shall timely fulfill its responsibilities, including but not limited to those set forth below.

6 TITLE TO SOFTWARE SYSTEMS AND CONFIDENTIALITY. The Software and all programs developed hereunder and all copies thereof are proprietary to Licensor and title thereto remains in Licensor. All applicable rights to patents, copyrights, trademarks and trade secrets in the Software or any modifications made by Licensee or by Licensee's request are and shall remain in Licensor. Licensee shall not sell, transfer, publish, disclose, display or otherwise make available the Software or copies thereof to others. Licensee agrees to secure and protect each module, software product, documentation and copies thereof in a manner consistent with the maintenance of Licensor's rights therein and to take appropriate action by instruction or agreement with its employees who are permitted access to each program or software product to satisfy its obligations hereunder. All copies and modifications made by the Licensee of the Software and other programs developed hereunder, including translations, compilations, partial copies with modifications and updated works, are the property of Licensor. Violation of any provision of this paragraph shall be the basis for immediate termination of this License Agreement.

7 ACCEPTANCE. The Software shall be deemed to have been accepted by Licensee upon execution hereof, and Licensee hereby acknowledges andagrees that it is fully familiar with the Software and has enjoyed unlimited and full access to test, examine, and review the Software, and further that Licensee accepts the Software and its current functionality as meeting the requirements hereunder. Licensee shall not make any claim against Licensor alleging that the Software hereunder is not suitable or does not operate in accordance with Licensor's intended use.

8                    USE AND TRAINING.   Licensee shall limit the use of the
                     Software to its employees who have been appropriately trained. Licensor shall make training for the Software to its employees who have been appropriately trained. Licensor shall make training for the Software available to Licensee pursuant to its standard training procedures as set forth in Schedule D.

9                    WARRANTY.

9.1 LICENSOR MAKES AND LICENSEE RECEIVED NO WARRANTY EXPRESS OR IMPLIED AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. LICENSOR SHALL HAVE NO LIABILITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT FOR CONSEQUENTIAL, EXEMPLARY, OR INCIDENTAL DAMAGES EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.2 Correction for difficulties or defects traceable to Licensee's errors or systems changes shall be billed at Licensor's standard time and material charges.

9.3 Licensee agrees that Licensor's liability arising out of contract, negligence, strict liability in tort or warranty shall not exceed any amounts payable by Licensee for the Software identified above.

9.4 Licensee agrees that Licensee's sole remedy and recourse from inoperability of or defects in, (whether substantial or insubstantial, partial or entire) the Windows-based Software Products licensed to Licensee hereunder shall be the Licensee's right to receive a substitute license to Licensor's pre-October 1, 1998 Windows and DOS- based products, and Licensee will accept said substitution notwithstanding any limitations in the functionality, features or functions of such substitute Software Product, and notwithstanding any other hardware or software differences in requirements or pre-requisites for the installation and operation of such substitute Software Products on Licensee's systems. In addition, Licensor may elect in its reasonable discretion to effect the substitution of Software Products outlined above if Licensor determines that there exists such inoperabilities or defects which may affect the function of the Windows based Software Products.

10 INDEMNITY. To the extent that licensor is the sole proximate cause of a claim as hereinafter described, Licensor at its own expense will defend any action brought against Licensee to the extent that it is based on a claim that any software system used within the scope of this License Agreement infringes any patents, copyrights, license or other property right, provided that Licensor is immediately notified in writing of such claim; provided, however, that Licensor shall have no obligation to indemnify Licensee with respect to any claim or action accruing or arising from, or related to, the Software in the form in which it existed on November 15, 1998 or prior thereto. Licensor shall have the right to control the defense of all such claims, lawsuits and other proceedings. In no event shall Licensee settle any such claim, lawsuits or proceeding without Licensor's prior approval.

          If, as a result of any claim of infringement against any patent, copyright, license or other property right, Licensor is enjoined from using the Software, or if Licensor believes that the Software is likely to become the subject of a claim of infringement, Licensor at its option and expense may procure the right for Licensee to continue to use the Software, or replace or modify the Software so as to make it non-infringing. The foregoing states the entire liability of Licensor with respect to infringement of any copyrights or patents by the Software of any parts thereof.

11                   TERMINATION.

11.1 Licensor shall have the right upon thirty (30) days written notice to Licensee to terminate this agreement and license(s) granted herein:

11.1.1 In the event that Licensee, its officers or employees violates any material provision of this License Agreement; or
11.1.2 In the event Licensee (i) terminates or suspends its business; (ii) becomes subject to any bankruptcy or insolvency proceeding under Federal or state statute or
                     (iii) becomes insolvent or becomes subject to direct control by a trustee, receiver or similar authority; or
11.1.3 Any breach or default under ASA, or the termination of the ASA; or
11.1.4 Any assignment or transfer, or attempt to transfer or assign, in whole or in part the ASA, whether or not assignment thereof is approved, or consented to by, Licensor or its Affiliates.

11.2 In the event of termination by reason of the above and the failure of Licensee to cure or correct withing a reasonable time the above described condition giving rise to termination to the reasonable satisfaction of Licensor, Licensor shall have the right, at any time, thereafter take possession of the Software and documentation and all copies wherever located, without demand or notice. Within ten
                     (10) days after termination of the license(s), Licensee will return to Licensor the Software in the form provided by Licensor or as modified by the Licensee, or upon request by Licensor destroy the Software and all copies, and certify in writing that they have been destroyed. Termination under this paragraph shall not relieve Licensee of its obligations regarding confidentiality of the Software and Licensees obligation not to use the Software, or sell the Software to third parties pursuant to paragraph 6 hereof.

11.3 Without limiting any of the above provisions, in the event of termination as a result of one party's failure to comply with any of its obligations under this Licensee Agreement, the non-complying party shall continue to be obligated for any past obligations due. Termination of the license(s) shall be in addition to and not in lieu of any equitable remedies available to the parties hereunder.

12 TAXES. Licensee shall, in addition to the other amounts payable under this License Agreement, pay all sales and other taxes, federal, state, or otherwise, however designated, which are levied or imposed by reason of the transactions contemplated by this License Agreement. Without limiting the foregoing, Licensee shall promptly pay to Licensor an amount equal to any such items actually paid, or required to be collected or paid by Licensor.

13 HARDWARE REQUIREMENTS. Licensee shall make available for the Software implementation, at each location listed in Schedule B, computer equipment and software configurations approved by Licensor as adequate for such implementation at such location.

14 LICENSED LOCATIONS. Use of the Software by the Licensee at any location other than those described above in paragraph 1 (and Schedule "B") shall be the basis for immediate termination of this License Agreement. Termination of the License Agreement shall be in addition to and not in lieu of any equitable remedies available to Licensor.

15 DELIVERY AND INSTALLATION. The System shall be delivered and installed at each Agency Office Location upon a time and date mutually acceptable to Licensor and Licensee.

16 CUSTOM MODIFICATION. Any custom modifications to the Software requested by Licensee and accepted by Licensor, shall be undertaken by Licensor at its then current time and materials charges. For each custom modification requested, Licensee shall provide written specifications to Licensor, which shall be mutually agreed upon prior to acceptance by Licensor and prior to commencement of such custom modification effort.

17                   GENERAL.

17.1 Each party acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms, and further agrees that this is the complete and exclusive statement of the Agreement between the parties, which supersedes and merges all prior proposals, understandings and all other agreements, oral and written, between the parties relating to this Agreement. This Agreement may not be modified or altered except by written instrument duly executed by both parties.

17.2 Dates or times by which either party is required to make performance under this license shall be postponed automatically to the extent that said party is prevented from meeting them by causes beyond its reasonable control.

17.3 This Agreement and performance hereunder shall be governed by the laws of the State of Delaware.

17.4 If any provision of this Agreement is invalid under any applicable statute or rule of law, it is to that extent to be deemed omitted.

17.5 Licensee may not assign or sub-license, without the prior written consent of the other, its rights, duties or obligations under this Agreement to any person or entity in whole or in part.

17.6 The prevailing party shall have the right to collect from the other party its reasonable expenses incurred in enforcing this Agreement including reasonable attorney's fees.

17.7 The waiver or failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any further right hereunder.



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             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT


17.8 Any material dispute between the parties arising under this Agreement which is not resolved by good faith negotiation (including, without limitation, any issues concerning whether dispute may be submitted by either party to mediation or is subject to mediation) shall first be submitted to non-binding mediation in Birmingham, Alabama. Completion of said mediation shall be a condition precedent and jurisdictional prerequisite to any civil or Court action or other proceeding involving any dispute arising under or relating to this Agreement. The costs of mediation shall be borne equally by the parties.

18 GUARANTY. Guarantor unconditionally guarantees to Licensor the full and faithful performance of Customer including payment as if this document were executed by Guarantor itself.

          IN WITNESS WHEREOF, the parties hereto have signed this agreement the date and year first written above by their duly authorized representative.



                      [Signatures Continue on Next Page]



LICENSOR:
                     CARESOUTH HOME HEALTH SERVICES, INC.


                             By:________________________________
                                ________________________________
                                ________________________________

                             Title:

                             Date:


LICENSEE:

                     A HOME HEALTH SERVICES, INC.


                             By:________________________________
                                ________________________________
                                ________________________________

                             Title:

                             Date:




GUARANTOR:

                     AMEDISYS, INC.


                             By:________________________________
                                ________________________________
                                ________________________________

                             Title:

                             Date:



                                  SCHEDULE "A"
                               SCHEDULED SOFTWARE



The CareSouth Home Care System, is a comprehensive medical software system. It is designed to accommodate multiple payor reimbursement schedules, decrease collection turnaround time and provide accurate reports in an easily understood format.

The System modules provide required components to operate a Home Health Care Agency. Patient data is captured to complete the 485, 486 and 487. The scheduling module will allow patient visits to be scheduled via agent or patient. Other visit types can be incorporated into the schedule. Bills can be submitted electronically on demand. Bills can be provided on a variety of formats. Accounting provides interfaces from billing to General Ledger. Accounting provides the ability to collect, document and report revenue. Statistics module provides the ability to report and analyze various agency data. Inventory module allows management of inventory at agency, agent and patient levels. The file maintenance allows add, edit, deletion and printing of records.

Advantages of the CareSouth system include:
 .Single entry system
 .Integration of payroll and general ledger with accounting systems .Detailed multifaceted reporting systems
 .On-line inventory control

The software modules include:
 .Patient Forms & Reports
                         .485, 486, and 487
                         .Aide Assignment
                         .Discharge Summaries
                         .Medication Sheets
                         .Lab Work Reports
                         .On-Call List
                         .Recertification Report
                         .Team Case Conference Form
 .Scheduling
                         .Patient and Agent Schedules
                         .Lab Work Scheduling
                         .Home Health Aide Supervisory Schedule
 .Billing
                         .Electronic Billing
                         .HCFA 1500
                         .UB 92
                         .Patient Itemized Statement
 .Accounting
                         .Patient Ledger
                         .Claims Register
                         .AR Journal
                         .Cash Receipts Register
                         .Account History
                         .Aging Reports
 .Statistics
                         .Payor
                         .Diagnosis
                         .Physician
                         .Revenue
                         .Referral
                         .Disaster Plan
 .Inventory
                         .Suggested Reorder Point
                         .Physical Inventory Sheet
                         .Inventory Status
                         .Accurate Inventory of Supplies
 .File Maintenance
                         .Patients
                         .Payors
                         .Drugs
                         .Event Tracking
                         .ICD-9
                         .Agent Data - Total Human Resource Program
 .Managed Care
                         .ReadinessEvent/Authorization Tracking
                         .Flexible Service Bill Rates for Multiple Payors .Flexible Supply Bill Rates for Multiple Payors
 .Integration
                         .Payroll and General Ledger will upload to Accounting
                          Systems
 .Support
                         .On-site Training
                         .Training Manual

                                  SCHEDULE "B"
                                AGENCY LOCATION



                                 SCHEDULE "C"
                               AND PAYMENT TERMS



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

             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                                   EXHIBIT D
               FORM OF SOFTWARE MAINTENANCE AND SUPPORT AGREEMENT




                            SOFTWARE MAINTENANCE AND
                               SUPPORT AGREEMENT

          THIS SOFTWARE MAINTENANCE AND SUPPORT AGREEMENT (hereafter "Agreement") by and between CARESOUTH HOME HEALTH SERVICES, INC. (hereinafter "Licensor") having its principal place of business at 577 Mulberry Street, Suite 1200, Macon, Georgia, and A HOME HEALTH CO., INC. (hereinafter "Licensee" or
 Customer") having its principal place of business at , and AMEDISYS, INC. as Guarantor (the "Guarantor").

                                   RECITALS:

          WHEREAS, Licensor has licensed certain DOS-based and Windows-based computer programs (the "Software") designed to provide billing, payroll, collections, and cost reporting data processing services for the Agencies, which services Licensor also provides to other third parties; and

          WHEREAS, Licensee has executed that certain Service Agreement for its Agency of even date herewith (hereafter "ASA"), and Licensee has executed that certain Software License Agreement and the Licensee as Customer wishes to have Licensor perform software maintenance services on the licensed systems pursuant to the following terms and conditions:

          NOW, THEREFORE, in consideration of the promises contained herein, the parties agree as follows:

19 SOFTWARE SYSTEMS COVERED. The software covered in this Agreement is the Licensor's Software modules and component licensed by Customer, as more fully described in the Software License Agreement and in the Software Schedule annexed hereto as "Exhibit A" (hereafter the "Scheduled Software"). During the term of this Agreement, Licensor shall supply the Customer and Customer shall promptly supply Licensor with any updates or modifications to the Scheduled Software which are not charged for as options.

20 CORRECTION OR REPLACEMENT. During the term of this Agreement, to the extent that Licensor through changes or modification to the Software (where made after November 2, 1998), causes the Software to become non-functional or otherwise significantly negatively effects the use of the Software by Customer, Licensor shall promptly correct or replace the Software to eliminate the non functionality or negative effect. Notification of Licensor of any non-functioning or negative effect shall be in accordance with the notification procedures described hereunder.

21 CUSTOMER SUPPORT. The Customer agrees to provide Licensor with data dumps, as requested, and with sufficient support and test time on the Customer's computer system to duplicate the problem, certify that the problem is with Licensor's Scheduled Software, and certify that the problem has been corrected.

22 CUSTOMER RESPONSIBILITY. The Customer shall inform Licensor in writing of any modifications made by the Customer to the Software. Licensor shall not be responsible for maintaining Customer modified portions of the Software or for maintaining portions of the Software affected by Customer modified portions of the Software. Corrections for difficulties or defects traceable to the Customer's errors or systems changes shall be billed at Licensor's standard time and material charges. The Software shall be deemed to have been accepted by Licensee upon execution hereof, and Licensee hereby acknowledges and agrees that it is fully familiar with the Software and has enjoyed unlimited and full access to test, examine, and review the Software, and further that Licensee accepts the Software and its current functionality as meeting the requirements hereunder.

23 TELECOMMUNICATIONS. The Customer shall install and maintain for the duration of this Agreement, a modem and associated dial-up telephone line. The Customer shall pay for installation, maintenance and use of such equipment and associated telephone line use charges. Licensor, at it option, shall use this modem and telephone line in connection with error correction.

24 TERM. The term of this Agreement shall continue for a period of five (5) years, provided, however, after the first year of this agreement, the same may be terminated by either party upon ninety (90) days written notice to the other.

25 PRICE AND PAYMENT. Customer shall pay to Licensor the monthly maintenance fee designated for each item of Scheduled
                Software in Software Schedule annexed hereto upon the terms provided in Schedule "B" annexed hereto. The maintenance fee shall be payable monthly in advance.

26 TRAVEL EXPENSES. The Customer shall reimburse Licensor for any reasonable out-of- pocket expenses incurred at the Customer's request, including travel to and from the Customer site, lodging, meals, telephone and shipping, as may be necessary in connection with the duties performed under this Agreement by Licensor.

27 HELP DESK REMOTE TELEPHONE SUPPORT LINE. Licensor shall provide telephone access to Customer and its employees for the answering of questions and inquiries concerning the Scheduled Software, and its installation, operations, and use. The Telephone Help desk shall be adequately manned and shall be open for calls during normal business hours
                EDT or EST five days a week.

28 TITLE TO SOFTWARE SYSTEMS AND CONFIDENTIALITY. Any changes, additions, and enhancements in the form of new or partial programs or documentation as may be provided under this Agreement, by either Licensor or Customer, shall remain proprietary to Licensor. The License Agreement referred to above shall include under its proprietary restrictions any such additional programming and documentation provided under this Agreement.

          The Software or any improvements, modifications or changes to the Software provided hereunder by Licensor or Customer and all copies thereof are proprietary to Licensor and title thereto remains in Licensor. All applicable rights to patents, copyrights, trademarks, and trade secrets in the Software and the improvements, modifications and changes thereto are and shall remain in Licensor. The Customer shall not sell, transfer, publish, disclose, display or otherwise make available the Software or improvements, modifications or changes thereto or copies thereof to others. The Customer agrees to secure and protect each program, software product and copies thereof in a manner consistent with the maintenance of Licensor's rights therein and to take appropriate action by instruction or agreement with its employees who are permitted access to each program or software product to satisfy its obligations hereunder. All copies of the Software or improvements, modifications or changes thereto made by the Customer including translations, compilations, partial copies with modifications and updated works are the property of Licensor. In addition, Customer and/or Guarantor shall promptly notify Licensor of , and promptly supply to Licensor (in a medium reasonably requested by Licensor) any changes, modifications, or updates made to any of the scheduled the Software or Software Systems.

          Violation of any material provision hereof shall be the basis for termination of this Software Maintenance Agreement upon written notice of said termination and after reasonable notice to cure any actions, or inaction, which have caused said termination. Termination of this Agreement shall be in addition to and not in lieu of any equitable remedies available to either party.

29 EXCLUSION OF LIABILITY. LICENSOR MAKES AND CUSTOMER RECEIVED NO WARRANTY EXPRESS OR IMPLIED AND THERE IS EXPRESSLY EXCLUDED
                ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A
                PARTICULAR PURPOSE. LICENSOR SHALL HAVE NO LIABILITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT FOR CONSEQUENTIAL, EXEMPLARY, OR INCIDENTAL DAMAGES EVEN IF IT
                HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

30 TERMINATION. In the event of termination of the Software License Agreement referred to above, all past due maintenance fees or charges payable for the term of this Agreement shall become due and payable and Licensor's obligations under this Agreement shall immediately end. Licensor is also obligated to not use or sell the Software pursuant to paragraph 10 hereof and this provision shall survive termination.

31 TAXES. Customer shall, in addition to the other amounts payable under this Agreement, pay all sales and other taxes, national, state, or otherwise, however designated, which are levied or imposed by reason of the transactions contemplated by this Agreement. Without limiting the foregoing, Customer shall promptly pay to Licensor an amount equal to any such items actually paid, or required to be collected or paid by Licensor.

32              GENERAL.

          32.1 Each party acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms and further agrees that it is the complete and exclusive statement of the Agreement between the parties, which supersedes and merges all prior proposals, understandings and all other agreements, oral and written, between the parties relating to this Agreement. This Agreement may not be modified or altered except by a written instrument duly executed by both parties.

          32.2 This Agreement and performance hereunder shall be governed by and construed in accordance with the laws of the State of Delaware. Any and all proceedings relating to the subject matter hereof shall be maintained in the courts of the State of Delaware or the Federal District Courts sitting in Delaware, which courts shall have exclusive jurisdiction for such purpose.

          32.3 If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

          32.4 Customer may not assign without the prior written consent of the other, its rights, duties or obligations under this Agreement to any person or entity, in whole or in part.

          32.5 The waiver or failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any further right hereunder.

          32.6 The prevailing party shall have the right to collect from the other party its reasonable expenses incurred in enforcing this Agreement, including reasonable attorneys' fees.

          32.7 Any material dispute between the parties arising under this Agreement which is not resolved by good faith negotiation (including, without limitation, any issues concerning whether dispute may be submitted by either party to mediation or is subject to mediation) shall first be submitted to non-binding mediation in Birmingham, Alabama. Completion of said mediation shall be a condition precedent and jurisdictional prerequisite to any civil or Court action or other proceeding involving any dispute arising under or relating to this Agreement. The costs of mediation shall be borne equally by the parties.


33 GUARANTY. Guarantor unconditionally guarantees to Licensor the full and faithful performance of Customer including payment as if this document were executed by Guarantor itself.

          IN WITNESS WHEREOF, the parties hereto have signed this agreement the date and year first written above by their duly authorized representative.

LICENSOR:

                                    CARESOUTH HOME HEALTH SERVICES, INC.


                                    By:    ____________________________________

                                    Title: ____________________________________

                                    Date:  ____________________________________


LICENSEE:

                                    A HOME HEALTH SERVICES, INC.


                                    By:    ____________________________________

                                    Title: ____________________________________

                                    Date:  ____________________________________



GUARANTOR:

                                    AMEDISYS, INC.

                                    By:    ____________________________________

                                    Title: ____________________________________

                                    Date:  ____________________________________





                                  SCHEDULE "A"
                               SCHEDULED SOFTWARE


The CareSouth Home Care System, is a comprehensive medical software system. It is designed to accommodate multiple payor reimbursement schedules, decrease collection turnaround time and provide accurate reports in an easily understood format.

The System modules provide required components to operate a Home Health Care Agency. Patient data is captured to complete the 485, 486 and 487. The scheduling module will allow patient visits to be scheduled via agent or patient. Other visit types can be incorporated into the schedule. Bills can be submitted electronically on demand. Bills can be provided on a variety of formats. Accounting provides interfaces from billing to General Ledger. Accounting provides the ability to collect, document and report revenue. Statistics module provides the ability to report and analyze various agency data. Inventory module allows management of inventory at agency, agent and patient levels. The file maintenance allows add, edit, deletion and printing of records.


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               EXHIBIT B  TO MASTER CORPORATE GUARANTY AGREEMENT

Advantages of the CareSouth system include:
 .Single entry system
 .Integration of payroll and general ledger with accounting systems .Detailed multifaceted reporting systems
 .On-line inventory control

The software modules include:
 .Patient Forms & Reports
          .485, 486, and 487
          .Aide Assignment
          .Discharge Summaries
          .Medication Sheets
          .Lab Work Reports
          .On-Call List
          .Recertification Report
          .Team Case Conference Form
 .Scheduling
          .Patient and Agent Schedules
          .Lab Work Scheduling
          .Home Health Aide Supervisory Schedule
 .Billing
          .Electronic Billing
          .HCFA 1500
          .UB 92
          .Patient Itemized Statement
 .Accounting
          .Patient Ledger
          .Claims Register
          .AR Journal
          .Cash Receipts Register
          .Account History
          .Aging Reports
 .Statistics
          .Payor
          .Diagnosis
          .Physician
          .Revenue
          .Referral
          .Disaster Plan
 .Inventory
          .Suggested Reorder Point
          .Physical Inventory Sheet
          .Inventory Status
          .Accurate Inventory of Supplies
 .File Maintenance
          .Patients
          .Payors
          .Drugs
          .Event Tracking
          .ICD-9
          .Agent Data - Total Human Resource Program
 .Managed Care
          .ReadinessEvent/Authorization Tracking
          .Flexible Service Bill Rates for Multiple Payors
          .Flexible Supply Bill Rates for Multiple Payors
 .Integration
           .Payroll and General Ledger will upload to Accounting Systems
 .Support
           .On-site Training
           .Training Manual


                                  SCHEDULE "B"
                             Fees and Payment Terms




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             EXHIBIT B      TO MASTER CORPORATE GUARANTY AGREEMENT

                                   EXHIBIT E
               TRANSITION MANAGEMENT AND IMPLEMENTATION SERVICES

1 CareSouth will provide a survey of all physical Agency locations and branch offices and prepare a report in preparation for the installation of computer hardware and software; provided, however, that CareSouth's obligations shall not include acquisition of Hardware or Software, physical site preparation, electrical supply or communications costs, which costs and services shall all be provided solely by the Obligor and Customer. In addition, CareSouth will install the CareSouth Software on Hardware equipment which meets the minimum specifications and requirements on Hardware systems for each physical Agency site location where Customer provides the equipment to be delivered to Augusta, GA at a location approved by CareSouth, and organize redelivery of the equipment to the proper Agency location designated by Customer, and install, setup, configure and test the equipment and CareSouth Software at the Agency location (Workstation Setup"); provided, however, that Customer, and Guarantor agree to pay the Expenses associated with said Workstation Setup not to exceed $4,000.00 per physical location for such Workstation Setup.

2 CareSouth shall prepare training of Customer staff for use of the new CareSouth software computer system, at locations mutually agreed to by and between the parties; provided, however, that Amedisys shall be obliged to rent appropriate training facilities, space and equipment to permit the effective training of its employees by CareSouth and its representatives, and Amedisys and obligor shall also be responsible for all transport, lodging, room and board of its employees during any such training sessions at locations mutually selected by the parties. It is understood that subsequent to the Transition Period, CareSouth shall make available, periodically, at its Augusta, AG location training programs for CareSouth's Software System.



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